UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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(RULE 14c-101)
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MLIG Variable Insurance Trust
(Name of Registrant as Specified in its Charter)

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MLIG VARIABLE INSURANCE TRUST
1700 Merrill Lynch Drive, Pennington, NJ 08534
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO II
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
ROSZEL/ALLIANZ NFJ MID CAP VALUE PORTFOLIO
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
ROSZEL/DELAWARE TREND PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
INFORMATION STATEMENT
January 27, 2009
THIS INFORMATION STATEMENT DOES NOT RELATE TO A MEETING OF THE TRUST’S SHAREHOLDERS OR TO ANY ACTION BY SHAREHOLDERS. THIS INFORMATION STATEMENT IS NOT A PROXY STATEMENT AND THE TRUST IS NOT SOLICITING PROXIES. PLEASE DO NOT SEND US A PROXY.
This information statement is being furnished on behalf of the board of trustees (the “Board”) of the MLIG Variable Insurance Trust (the “Trust”) by Merrill Lynch Life Insurance Company (“MLLIC”) and ML Life Insurance Company of New York (“MLLICNY”) to owners of certain variable annuity and variable life insurance contracts (“variable contracts”) issued by MLLIC and MLLICNY, respectively. As of November 7, 2008, January 1, 2009, or January 23, 2009, each such variable contract had contract value allocated to a separate account of MLLIC or MLLICNY and was invested in shares of the Trust representing an interest in one of the above listed portfolios, each an investment portfolio of the Trust.
Section 1 of this Information Statement relates to the Board’s approval of a subadvisory agreement between Roszel Advisors, LLC (“Roszel Advisors”) and RiverSource Investments, LLC on behalf of the Roszel/Seligman Mid Cap Growth Portfolio. Section 2 of this Information Statement relates to the Board’s approval of a subadvisory agreement between Roszel Advisors and the subadviser of each of the following portfolios: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio,

Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio II (previously the Roszel/Loomis Sayles Large Cap Growth Portfolio), Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Allianz NFJ Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio. Section 3 of this Information Statement relates to the Board’s approval of a change in subadviser and a new subadvisory agreement for the Roszel/Marsico Large Cap Growth Portfolio II (previously the Roszel/Loomis Sayles Large Cap Growth Portfolio). The chart below sets forth the names of 22 of the Trust’s 24 portfolios and the sections of this Information Statement pertaining to each portfolio. As is discussed in more detail in Section 2 below, the Roszel/BlackRock Equity Dividend Portfolio and the Roszel/BlackRock Fixed-Income Portfolio are not covered by this Information Statement.

Portfolio	Section 1	Section 2	Section 3
Roszel/Lord Abbett Large Cap Value Portfolio		X
Roszel/Davis Large Cap Value Portfolio		X
Roszel/Lord Abbett Affiliated Portfolio		X
Roszel/Fayez Sarofim Large Cap Core Portfolio		X
Roszel/AllianceBernstein Large Cap Core Portfolio		X
Roszel/Rittenhouse Large Cap Growth Portfolio		X
Roszel/Marsico Large Cap Growth Portfolio		X
Roszel/Marsico Large Cap Growth Portfolio II		X	X
Roszel/Allianz CCM Capital Appreciation Portfolio		X
Roszel/Allianz NFJ Mid Cap Value Portfolio		X
Roszel/Lord Abbett Mid Cap Value Portfolio		X
Roszel/Cadence Mid Cap Growth Portfolio		X
Roszel/Seligman Mid Cap Growth Portfolio	X	X
Roszel/NWQ Small Cap Value Portfolio		X
Roszel/Allianz NFJ Small Cap Value Portfolio		X
Roszel/Delaware Small-Mid Cap Growth Portfolio		X
Roszel/JPMorgan Small Cap Growth Portfolio		X
Roszel/Delaware Trend Portfolio		X
Roszel/Lazard International Portfolio		X
Roszel/JPMorgan International Equity Portfolio		X
Roszel/Lord Abbett Government Securities Portfolio		X
Roszel/Lord Abbett Bond Debenture Portfolio		X
The subadvisory agreement for each of the above named portfolios was approved by the Board without shareholder approval pursuant to an exemptive order issued to the Trust and Roszel Advisors, the Trust’s investment manager, by the Securities and Exchange Commission (“SEC”) on November 19, 2002 (the “exemptive order”). The exemptive order permits Roszel Advisors, subject to oversight by the Board, to hire new subadvisers with which it is not affiliated, and to make certain changes to existing subadvisory contracts, without obtaining shareholder approval.
Pursuant to the terms of the exemptive order, this information statement is being provided to owners of variable contracts (“contract owners”). This information statement describes the circumstances surrounding the Board’s approval of the subadvisory agreements for the portfolios noted above and provides you with an overview of their terms.

Contract owners do not need to take any action; this statement is provided for your information only. The approximate mailing date of this Information Statement is February 3, 2009.
GENERAL INFORMATION
MLIG Variable Insurance Trust
The Trust is a statutory trust organized in the state of Delaware on February 14, 2002. It is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the “Portfolios” and each, a “Portfolio”), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in that Portfolio.
The Trust currently offers each series of its shares to one or more separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable annuity or variable life insurance contracts issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust, describes the separate account and the variable contracts issued through it.
Although the Board includes as members only trustees who are not “interested persons” as defined in the 1940 Act (“independent trustees”), certain officers of the Trust are also officers of Roszel Advisors. J. David Meglen serves as the vice president of the Trust and also serves as vice president and chief operating officer of Roszel Advisors. Ann Strootman serves as treasurer and chief financial officer of the Trust and also serves as the treasurer of Roszel Advisors. Lori M. Salvo serves as the secretary and chief compliance officer of the Trust and also serves as chief compliance officer of Roszel Advisors.
Voting Securities and Beneficial Ownership
Although shareholders are not being asked to approve or disapprove or otherwise vote on any matter discussed in this information statement, the following generally describes voting rights of shareholders and contract owners.
With regard to matters for which the 1940 Act requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from owners of variable contracts having a voting interest in a MLLIC or MLLICNY separate account investing in a Portfolio. Each share has one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value and votes are counted on an aggregate basis except as to matters where the interests of one Portfolio differ from those of other Portfolios (such as approval of an investment management agreement or a change in the Portfolio’s fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as shares for which instructions have been received. Because of this voting system, it is possible that a relatively small number of contract owners could determine the outcome of a vote.

However, neither MLLIC nor MLLICNY will vote its shares if it does not receive voting instructions attributable to at least 10% of the shares that it holds.
The tables in Appendix A set forth the net asset value per share, number of shares outstanding, and share ownership information for each Portfolio on the date that the its subadvisory agreement, as discussed in this Information Statement, became effective.
Roszel Advisors
Roszel Advisors is a wholly-owned subsidiary of Merrill Lynch Insurance Group, Inc., which is, a wholly-owned subsidiary of Merrill Lynch Group, Inc., which is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”), which is a wholly-owned subsidiary of Bank of America Corporation (“BAC”). The principal business address of both ML&Co. and Merrill Lynch Group, Inc. is 4 World Financial Center, New York, NY 10080. The principal business address of Roszel Advisors and Merrill Lynch Insurance Group, Inc. is 1700 Merrill Lynch Drive, Pennington, NJ 08534. The principal business address of BAC is 100 N. Tyron Street, Charlotte, NC 28255.
Pursuant to an investment management agreement first approved by the Board on June 5, 2002, and most recently reapproved on October 31, 2008, and subject to the authority of the Board, Roszel Advisors serves as the Trust’s investment manager. The investment management agreement was approved by the shareholders of each Portfolio at a special meeting of the shareholders on December 5, 2008. Shareholders were asked to reapprove the then current investment management agreement at the December 5, 2008 meeting because the planned merger between ML&Co. and BAC (the “Merger”), completed on January 1, 2009 and discussed in more detail in Section 2 of this Information Statement, arguably could have been determined to have caused an “assignment” of, and therefore, the automatic termination of the investment management agreement. Although ML&Co. does not believe that the Merger caused such an “assignment”, each Portfolio asked its shareholders to reapprove the investment management agreement to avoid any uncertainty and to ensure that there was no disruption in management of the Portfolios.
Roszel Advisors is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of each Portfolio according to its investment objective and strategies. Roszel Advisors has engaged at least one subadviser for each Portfolio to act as that Portfolio’s investment subadviser to provide day-to-day Portfolio management.
Each Portfolio pays Roszel Advisors a management fee based on the average daily net assets of that Portfolio at the annual rate specified in Appendix B. Appendix B also contains the total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the year ended December 31, 2008, as well as the total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by the Roszel/Seligman Mid Cap Growth Portfolio for the year ended December 31, 2007.
The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits.

The expense limitation agreement is effective through April 30, 2009, and is expected to continue from year to year, provided the continuance is approved by the Board. Each Portfolio’s total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements for the year ended December 31, 2008 (and for the year ended December 31, 2007 for the Roszel/Seligman Mid Cap Growth Portfolio) are set forth in Appendix C.
Section 15(a) of the 1940 Act generally requires that a majority of a Portfolio’s outstanding voting securities approve any subadvisory agreement for that Portfolio. However, the exemptive order permits Roszel Advisors to use a “manager of managers” approach to selecting and supervising subadvisers to manage the investments of the Portfolios and, on behalf of the Trust, to enter into and materially amend subadvisory agreements without shareholder approval.
Using the “manager of managers” approach, Roszel Advisors selects subadvisers based on continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Pursuant to the exemptive order, Roszel Advisors may replace a Portfolio’s subadviser, or add another subadviser for the Portfolio, without imposing the costs and delays of obtaining shareholder approval.
SECTION 1
Roszel/Seligman Mid Cap Growth Portfolio
In July 2008, J. & W. Seligman & Co. (“Seligman”), the subadviser for the Roszel/Seligman Mid Cap Growth Portfolio (the “Seligman Portfolio”), announced that it had entered into an agreement to be acquired by Ameriprise Financial, Inc. (“Ameriprise”) in an all-cash acquisition transaction (the “Transaction”). The Transaction closed on November 7, 2008 and Seligman became a part of Ameriprise’s asset management unit, RiverSource Investments, LLC (“RiverSource”). The principal business address and the principal executive officers and directors of RiverSource are included in Appendix E. Appendix F includes information about other investment companies managed by RiverSource with an investment objective similar to that of the Seligman Portfolio.
In anticipation of the Transaction, on October 31, 2008, the Board considered the details of the Transaction and the services provided by Seligman and determined that it wished to retain the Seligman division of RiverSource as the subadviser to the Seligman Portfolio after the completion of the Transaction. At the October 31st meeting, the Board approved a new subadvisory agreement on behalf of the Seligman Portfolio between Roszel Advisors and RiverSource to take effect immediately after the completion of the Transaction.

Information Concerning the Subadvisory Agreement
The new subadvisory agreement between Roszel Advisors and RiverSource (the “RiverSource Agreement”) is materially identical to the old subadvisory agreement between Roszel Advisors and Seligman (the “Seligman Agreement”) with the exception of the effective date and the identity of the subadviser. Thus, the duties that Seligman, as a division of RiverSource, is required to perform under the RiverSource Agreement are the same as it was required to perform under the Seligman Agreement.
Pursuant to the RiverSource Agreement, RiverSource, of which Seligman is a division, manages the investment and reinvestment of the Seligman Portfolio’s assets, subject to the oversight and supervision by Roszel Advisors, the officers of the Trust and the Board. Under the terms of the RiverSource Agreement, RiverSource furnishes continuously an investment program for the Seligman Portfolio and determines, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Seligman Portfolio should be held in various securities, cash or other investments. In connection with its responsibilities, RiverSource provides Roszel Advisors and the Trust’s officers and trustees with such reports and documentation as they should reasonably request regarding RiverSource’s management of the Seligman Portfolio’s assets.
The RiverSource Agreement provides that RiverSource is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which RiverSource believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. Pursuant to the RiverSource Agreement, RiverSource is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Seligman Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by RiverSource. Moreover, RiverSource’s services under the RiverSource Agreement are not exclusive, and RiverSource is permitted to provide the same or similar services to other clients.
The RiverSource Agreement provides that RiverSource is not liable to Roszel Advisors, the Seligman Portfolio, the Trust or to any shareholder of the Seligman Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except for willful misfeasance, bad faith or gross negligence on the part of RiverSource or its officers, directors or employees, or reckless disregard by RiverSource of its duties under the RiverSource Agreement.
The RiverSource Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding shares of the class representing an interest in the Seligman Portfolio on sixty days written notice to Roszel Advisors and RiverSource, or by Roszel Advisors, or by RiverSource, on sixty days written notice to the other. The RiverSource Agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between Roszel Advisors and the Trust.

The RiverSource Agreement provides that for the services rendered, the facilities furnished and the expenses assumed by RiverSource, Roszel Advisors will pay RiverSource a monthly fee based on the average daily net assets of the Seligman Portfolio at the following annual rates:
0.40% on the first $200 million,
0.35% on the second $200 million, and
0.30% on assets in excess of $400 million
Such subadvisory fee is accrued daily and paid to RiverSource monthly. These are the same fee provisions that were included in the Seligman Agreement.
Subadvisory Fees
For the year ended December 31, 2007, Seligman received $208,881 for subadvisory services to the Seligman Portfolio. This is the same amount that would have been paid to RiverSource had the RiverSource Agreement been in effect during the same time period.
Board Consideration of the Seligman Subadvisory Agreement
At the October 31, 2008 meeting, the Board discussed the relationship of the Transaction to Seligman’s ability to manage the Seligman Portfolio. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of its subadvisory agreements. The Board’s conclusions from its March 13, 2008 meeting are set forth in detail in Section 2 of this Information Statement under the heading “Board Considerations.”
Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Seligman Agreement at the March 13, 2008 meeting would be affected in any significant way by the Transaction. Roszel Advisors also informed the Board that no changes were expected to the portfolio management team managing the Seligman Portfolio as a result of the Transaction, as all of Seligman’s portfolio management teams were expected to transfer to the Seligman division of RiverSource.
At the October 31, 2008 meeting, the Board also reviewed updated information concerning the Portfolio, including performance information as of September 30, 2008. Based on its review and the representation from Roszel Advisors that no changes were expected to Seligman’s relationship to the Portfolio as a result of the transaction, and based on the fact that the RiverSource Agreement is materially identical to the Seligman Agreement in all respects except for the date of effectiveness and the legal identity of the subadviser, the Board determined that its basis for the approval of the Seligman Agreement supported its approval of the RiverSource Agreement. Thus, at the October 31, 2008 meeting, the Board unanimously approved the RiverSource Agreement.
Affiliated Brokerage
For the year ended December 31, 2007, the Seligman Portfolio paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) and Citation Financial Group. Both broker/dealers are affiliated with the Seligman Portfolio because they are subsidiaries of ML&Co. Citation Financial Group is a division of MLPF&S that previously had a brokerage service arrangement with the Trust on behalf of each of the Portfolios.

This arrangement has since terminated. The table in Appendix G sets forth, for the year ended December 31, 2007, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of the Seligman Portfolio’s commissions paid to that affiliated broker and the percentage of the Portfolio’s brokerage business effected by that broker.
SECTION 2
Roszel/Lord Abbett Large Cap Value Portfolio
Roszel/Davis Large Cap Value
Roszel/Lord Abbett Affiliated Portfolio
Roszel/Fayez Sarofim Large Cap Core Portfolio
Roszel/AllianceBernstein Large Cap Core Portfolio
Roszel/Rittenhouse Large Cap Growth Portfolio
Roszel/Marsico Large Cap Growth Portfolio
Roszel/Marsico Large Cap Growth Portfolio II (previously the Roszel/Loomis Sayles Large Cap Growth Portfolio)
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Allianz NFJ Mid Cap Value Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Cadence Mid Cap Growth Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/NWQ Small Cap Value Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/Delaware Small-Mid Cap Growth Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Delaware Trend Portfolio
Roszel/Lazard International Portfolio
Roszel/JPMorgan International Equity Portfolio
Roszel/Lord Abbett Government Securities Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio
On September 15, 2008, ML&Co. and BAC, both widely-held, publicly-traded holding companies, announced that they had entered into an agreement pursuant to which a wholly-owned merger subsidiary of BAC would be merged with and into ML&Co (the “Merger”). The Merger was completed on January 1, 2009 and ML&Co. is now a wholly-owned subsidiary of BAC.
Although ML&Co. did not believe that the Merger would cause an “assignment” of the Trust’s then current investment management agreement under the 1940 Act, it is possible that the Merger could have been determined to cause such an assignment, which would have resulted under provisions of the 1940 Act in the automatic termination of the then current investment management agreement. To address this uncertainty and to prevent any potential disruption in Roszel Advisors’ ability to continue to provide services to the Portfolios after the completion of the Merger, the Trust submitted a new investment management agreement to its shareholders for their approval on December 5, 2008. The new investment management agreement was effective on January 1, 2009, at the completion of the Merger.

As noted above, Roszel Advisors has retained a subadviser to manage each Portfolio of the Trust. Each of these subadvisers operates pursuant to a subadvisory agreement. Each subadvisory agreement contains a provision stating that the agreement will terminate upon the termination of the Trust’s investment management agreement. Thus, to the extent that the Merger could have been deemed an “assignment” of the then current investment management agreement, all of the Trust’s then current subadvisory agreements (the “Former Subadvisory Agreements” and each a “Former Subadvisory Agreement”) would also have terminated. As a result of this uncertainty, the Board determined that it would approve new subadvisory agreements with each of the Trust’s subadvisers (the “New Subadvisory Agreements” and each a “New Subadvisory Agreement”). Pursuant to the terms of the exemptive order, the Board did not seek shareholder approval of the New Subadvisory Agreements for 22 of the Trust’s 24 Portfolios because the subadvisers to those Portfolios are not affiliated with Roszel Advisors. However, with respect to the subadvisory agreements for the Roszel/BlackRock Equity Dividend Portfolio and the Roszel/BlackRock Fixed-Income Portfolio, given that the subadviser for those Portfolios may be deemed to be an affiliate of Roszel Advisors, a new subadvisory agreement for the Roszel/BlackRock Equity Dividend Portfolio and a new subadvisory agreement for the Roszel/BlackRock Fixed-Income Portfolio were presented to shareholders for their approval and were approved by shareholders at the special meeting on December 5, 2008. Thus, the subadvisory agreements for those two Portfolios are not discussed in this Information Statement.
Information Concerning the Subadvisers and the Subadvisory Agreements
Except for the subadvisory agreements for the Seligman Portfolio and the Roszel/Allianz NFJ Mid Cap Value Portfolio, each of the Former Subadvisory Agreements was most recently approved by the Board on March 13, 2008. With respect to the Roszel/Allianz NFJ Mid Cap Value Portfolio, the Board approved an initial two-year subadvisory agreement with NFJ Investment Group L.P. (“NFJ”) on July 25, 2007. With respect to the Seligman Portfolio, as is described in more detail in Section 1 of this Information Statement, the Board approved a new subadvisory agreement on behalf of the Seligman Portfolio between Roszel Advisors and RiverSource to be effective as of the close of the Transaction on November 7, 2009. This approval took place on October 31, 2008. Thus, with respect to the Seligman Portfolio, the “Former Subadvisory Agreement” refers to the agreement approved by the Board on October 31, 2008 and in effect between November 7, 2008 and December 31, 2008.
Pursuant to the terms of the exemptive order, the Former Subadvisory Agreements were not submitted to shareholders for their approval. The Board approved the New Subadvisory Agreements on October 31, 2008. The full legal name and principal business address of each subadviser, as well as a list of each subadviser’s principal executive officers and directors, is set forth in Appendix E. Appendix F contains information about other investment companies managed by a subadviser with investment objectives similar to that of the Portfolio that the subadviser manages for the Trust.

Each New Subadvisory Agreement contains the same material provisions as its respective Former Subadvisory Agreement with the exception of the effective date. Except for the effective date, any differences between a New Subadvisory Agreement and its corresponding Former Subadvisory Agreement are minor and do not have any impact on the subadviser’s responsibilities under the Agreement. Each New Subadvisory Agreement provides that the subadviser shall manage the investment and reinvestment of the Portfolio’s assets subject to the oversight and supervision by Roszel Advisors, the officers of the Trust, and the Board. Under the terms of each New Subadvisory Agreement, the subadviser furnishes continuously an investment program for the Portfolio and determines, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio should be held in various securities, cash or other investments. In connection with its responsibilities, the subadviser is required to provide Roszel Advisors and the Trust’s officers and trustees with such reports and documentation as they should reasonably request regarding the subadviser’s management of the Portfolio’s assets.
Each New Subadvisory Agreement provides that the subadviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which the subadviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. Pursuant to each New Subadvisory Agreement, the subadviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by the subadviser. Moreover, the subadviser’s services under the New Subadvisory Agreement are not exclusive, and the subadviser is permitted to provide the same or similar services to other clients.
Each New Subadvisory Agreement provides generally that the subadviser is not liable to Roszel Advisors, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except for willful misfeasance, bad faith or gross negligence on the part of the subadviser or its officers, directors or employees, or reckless disregard by the subadviser of its duties under the New Subadvisory Agreement.
Each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding shares of the class representing an interest in the Portfolio on sixty days written notice to Roszel Advisors and the subadviser, or by Roszel Advisors, or by the subadviser, on sixty days written notice to the other. Each New Subadvisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between Roszel Advisors and the Trust.
Subadvisory Fees
Each New Subadvisory Agreement sets forth the fee schedule at which Roszel Advisors will pay the subadviser for its services. The fee schedule in each New Subadvisory Agreement is identical to the fee schedule in each corresponding Former Subadvisory Agreement. The fee schedules are set forth in Appendix D along with the total amount of subadvisory fees paid to each subadviser for the year ended December 31, 2008.

For each subadviser, the total amount paid during 2008 under the Former Subadvisory Agreement is identical to the amount that would have been paid to the subadviser if the New Subadvisory Agreement had been in effect during the same time period.
Board Considerations
At the October 31, 2008 meeting, the Board discussed the lack of any connection between the Merger and the ability of the subadvisers to manage the Portfolios. The Board acknowledged that its approval of the New Subadvisory Agreements was not required because of any changes with respect to any of the subadvisers, but may be required because of the operation of a technical legal clause in the Former Subadvisory Agreements. Therefore, the Board reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of the Former Subadvisory Agreements. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Former Subadvisory Agreements at the March 13, 2008 meeting would be affected in any way by the Merger.
With respect to the Roszel/Allianz NFJ Mid Cap Value Portfolio, the Board reviewed its conclusions from its July 25, 2007 meeting in which it decided to retain NFJ as the subadviser for the Portfolio. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the hiring of NFJ as the subadviser for Roszel/Allianz NFJ Mid Cap Value Portfolio at the July 25, 2007 meeting would be affected in any way by the Merger.
With respect to the Seligman Portfolio, the Board reviewed its conclusions made earlier in the day to retain Seligman as the subadviser for the Seligman Portfolio after the closing of the Transaction when Seligman would become a part of RiverSource. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the retention of
Seligman, as a division of RiverSource, as the subadviser for the Seligman Portfolio after the closing of the Transaction would be affected in any way by the Merger.
The Board’s determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the New Subadvisory Agreements. The Board did not identify any particular information that was all-important or controlling. The approval determinations were made on the basis of each trustee’s business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.
July 25, 2007 Meeting
The Board decided to retain NFJ as the subadviser for Roszel/Allianz NFJ Mid Cap Value Portfolio based on NFJ’s strong performance record in managing mid to small capitalization portfolios in the value style. The Board also specifically noted that NFJ has provided satisfactory subadvisory services to another Portfolio of the Trust.

The March 13, 2008 Meeting
In preparation for the March 13, 2008 meeting, the Board held a telephonic meeting on March 7, 2008 to discuss, among other things, the performance of each subadviser. The independent trustees specifically requested this additional telephonic meeting in order to provide themselves with an opportunity to obtain information from management and ask questions of management in advance of the in-person meeting. The Board also used the time in between the telephonic and the in-person meeting to meet in a private session with their independent counsel at which no representatives from Roszel Advisors or the subadvisers were present.
At both the March 7, 2008 meeting and the March 13, 2008 in-person meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each subadviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the subadvisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by the subadvisers, (2) the investment performance of the Portfolios, (3) the subadvisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios and whether fee levels reflect any economies of scale for the benefit of shareholders, (5) information concerning costs of services provided to the Portfolios and the profitability to the subadvisers of providing such services, and (6) information concerning direct or indirect benefits (such as soft dollars) enjoyed by the subadvisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds (“Comparable Group”), and a group compiled by the independent consultant consisting of all registered investment companies underlying variable insurance products that are managed in the same investment style as each Portfolio (“Competitor Group”).
Below is a discussion of the information considered by the Board, as well as the Board’s conclusions with respect to the Former Subadvisory Agreements presented to the Board for its approval at the March 13, 2008 meeting.
Nature, Extent and Quality of Services Provided by the Subadvisers
The Board considered the nature, quality and extent of services provided by each of the subadvisers to the Portfolios. In making its evaluation with respect to the subadvisory agreements, the Board considered that under each subadvisory agreement, the respective subadviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio’s investment objective and strategies as stated in the Trust’s prospectuses and statement of additional information. In connection with these responsibilities and duties, the Board considered the fact that each subadviser is responsible for (1) providing investment research and supervision of each Portfolio’s investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio’s assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the subadviser under its subadvisory agreement, and concluded that there was a reasonable basis on which to conclude that the subadviser would continue to provide satisfactory investment subadvisory services to the Portfolio.
One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.
Investment Performance
The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio’s performance compared to its benchmark index for the one year period January 31, 2008, the three year period ended January 31, 2008, the five year period ended January 31, 2008, and the period covering the Portfolio’s inception date through January 31, 2008. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.
For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the relatively small asset sizes of many of the Portfolios, the steps taken by Roszel Advisors to monitor and improve performance, and the recommendation of Roszel that no subadviser changes were appropriate. The Board requested that Roszel Advisors continue to closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.
     Roszel/Lord Abbett Large Cap Value Portfolio
The Board noted that, although the Portfolio slightly underperformed its benchmark, the Russell 1000 Value Index, for the three and five year periods ended January 31, 2008, the Portfolio outperformed its benchmark since inception and for the one year period ended January 31, 2008. The Portfolio also performed well, over a longer time period, when compared with its competitors; for the five year period ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 4th, 2nd, 4th, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/Davis Large Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008 and for the period since Davis became its subadviser on October 1, 2006.

For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/Fayez Sarofim Large Cap Core Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.5 million made it the smallest fund in its Comparable Group.
     Roszel/AllianceBernstein Large Cap Core Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.3 million made it the smallest fund in its Comparable Group.
     Roszel/Loomis Sayles Large Cap Growth Portfolio
     (Now the Roszel/Marsico Large Cap Growth Portfolio II)
The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 4th, 4th, 3rd, and 4th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $1.0 million made it the smallest fund in its Comparable Group.
     Roszel/Rittenhouse Large Cap Growth Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 5th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted the conservative nature of Rittenhouse’s strategy.
     Roszel/Marsico Large Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one year period ended January 31, 2008 and outperformed its benchmark since Marsico became the subadviser on July 1, 2005. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Allianz NFJ Mid Cap Value Portfolio
The Board noted that the performance of the Portfolio had improved in the short time since NFJ became the Portfolio’s subadviser.
     Roszel/NWQ Small Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 1st, 1st, and 1st quintiles, respectively, relative to its Competitor Group.
     Roszel/Delaware Small-Mid Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group.
     Roszel/Lazard International Portfolio
The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th quintile relative to its Competitor Group. In its review, the Board noted that the Portfolio’s net assets of $5.2 million made it the smallest fund in its Comparable Group. The Board also considered Lazard’s investment approach and its relative performance during down markets (including periods prior to inception of the Portfolio).
     Roszel/JPMorgan International Equity Portfolio
The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 5th, 5th, 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the performance of the Portfolio included performance from a time period when the Portfolio had been managed by former subadvisers. The Board further noted that the Portfolio’s net assets of $3.6 million made it the smallest fund in its Comparable Group.
     Roszel/Lord Abbett Government Securities Portfolio
The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 3rd, 3rd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     Roszel/Lord Abbett Affiliated Portfolio
The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three year period ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.
     Roszel/Allianz CCM Capital Appreciation Portfolio
The Portfolio outperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2008. For each of the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 2nd quintile relative to its Competitor Group.
     Roszel/Lord Abbett Mid Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 4th, 5th, 5th, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that the Lord Abbett mid cap value team had managed a similar fund for a longer period and that the fund had 1st quintile performance against its peers over a ten year period.
     Roszel/Seligman Mid Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended January 31, 2008, but underperformed its benchmark for the three and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 4th, 3rd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.
     Roszel/Allianz NFJ Small Cap Value Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one, three, and five year periods ended January 31, 2008 and for the period since the Portfolio’s inception. For each of the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st quintile relative to its Competitor Group.
     Roszel/JPMorgan Small Cap Growth Portfolio
The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 1st, 2nd, 2nd, and 3rd quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that JPMorgan had changed portfolio managers approximately three years ago.

     Roszel/Delaware Trend Portfolio
The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one and three year periods ended January 31, 2008. For the one, two, three, and four year periods ended December 31, 2007, the Portfolio ranked in the 3rd, 3rd, 4th, and 4th, quintiles, respectively, relative to its Competitor Group.
     Roszel/Lord Abbett Bond Debenture Portfolio
The Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2008, but underperformed its benchmark for the five year period ended January 31, 2008 and for the period since the Portfolio’s inception. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 1st, 1st, 1st, 3rd, and 5th quintiles, respectively, relative to its Competitor Group. In its review, the Board noted that Lord Abbett implements an investment strategy including high yield bonds, investment grade bonds, foreign bonds and convertible securities.
     Roszel/Cadence Mid Cap Growth Portfolio
The Board noted that the Portfolio had outperformed its benchmark, the Russell Midcap Growth Index, since Cadence became the subadviser on April 1, 2007. For the one, two, three, four, and five year periods ended December 31, 2007, the Portfolio ranked in the 2nd, 2nd, 2nd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.
Expenses
The Board considered the total expenses of each Portfolio, as well as the subadvisory fees paid by Roszel Advisors to the subadvisers. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.
The Board noted that each Portfolio’s contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2009 (the “Expense Limitation Agreement”), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

Costs of Services Provided and Profitability
The Board conducted a detailed review of the profitability of Roszel Advisors. The Board also reviewed certain information provided by the subadvisers regarding profitability. The Board concluded that the level of profitability of an unaffiliated subadviser is not as significant as the profitability of Roszel Advisors. In addition, the Board noted that any subadviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios.
Additional Benefits
The Board also reviewed information provided by each subadviser with respect to any direct or indirect benefits the subadviser receives as a result of its relationship with the Portfolio (in addition to subadvisory fees). The Board considered each subadviser’s brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that subadvisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the subadvisers were reasonable and consistent with the types of benefits generally derived by subadvisers to mutual funds.
Economies of Scale
The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios, and whether fee levels reflect any economies of scale for the benefit of shareholders. It was noted that total net assets for the Portfolios remained relatively level during 2007, and a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios’ respective peer groups. Therefore, the Board concluded that the fee structure at the subadviser level was reasonable and that no changes were currently necessary to reflect economies of scale.
Conclusions
At the March 13, 2008 meeting, the Board, having requested and received such information from Roszel Advisors and the subadvisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement and the subadvisory Agreements, unanimously approved the continuance of the subadvisory Agreements with respect to each Portfolio through March 31, 2009 (with the exception of the Roszel/Allianz NFJ Mid Cap Value Portfolio), and further approved the compensation payable to the subadvisers by Roszel Advisers with respect to each Portfolio as set forth in each subadvisory agreement.
The October 31, 2008 Meeting
At its October 31, 2008 meeting, the Board reviewed its conclusions from the July 25, 2007 and March 13, 2008 meetings, information related to the Portfolios (including performance information as of September 30, 2008), and information related to the Merger. Based on its review and the representation from Roszel Advisors that no changes were expected to any of the subadvisory relationships as a result of the Merger, and based on the fact that the New Subadvisory Agreements contain the same material provisions as the Former Subadvisory Agreements in all respects except for the date of effectiveness, the Board determined that its basis for the approval of the Former Subadvisory Agreements supported its approval of the New Subadvisory Agreements. Thus, at the October 31, 2008 meeting, the Board unanimously approved the New Subadvisory Agreements.

Affiliated Brokerage
For the year ended December 31, 2008, the Portfolios paid brokerage commissions to MLPF&S, Citation Financial Group and Broadcourt Capital. Those three broker/dealers are affiliated with the Portfolios because they are subsidiaries of ML&Co. Citation Financial Group is a division of MLPF&S that previously had a brokerage service arrangement with the Trust on behalf of each of the Portfolios. This arrangement has since terminated. The table in Appendix G sets forth, for the year ended December 31, 2008, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio’s commissions paid to that affiliated broker and the percentage of each Portfolio’s brokerage business effected by that broker.
SECTION 3
Roszel/Marsico Large Cap Growth Portfolio II
At the December 5, 2008 Board meeting, Roszel Advisors advised the Board that it had been notified by Loomis, Sayles & Company, L.P. (“Loomis”) that Loomis wished to resign as subadviser of the Roszel/Loomis Sayles Large Cap Growth Portfolio (the “Former Loomis Portfolio”). In light of Loomis’s resignation, Roszel Advisors recommended that the Board replace Loomis with Marsico Capital Management, LLC (“Marsico”) as the subadviser to the Former Loomis Portfolio.
As is discussed below, the Board accepted Roszel Advisors’ recommendation and Marsico became the subadviser to the Former Loomis Portfolio on January 26, 2009. The principal business address and the principal executive officers and directors of Marsico are contained in Appendix E. Appendix F contains information about other investment companies managed by Marsico with an investment objective similar to that of the Former Loomis Portfolio.
Information Concerning the Subadvisory Agreement
The new subadvisory agreement between Roszel Advisors and Marsico (the “Marsico Agreement”) contains materially similar terms as the old subadvisory agreement between Roszel Advisors and Loomis (the “Loomis Agreement”) with the exception of the effective date, the identity of the subadviser, and the subadvisory fee. Thus, the duties that Marsico is required to perform under the Marsico Agreement are the same as Loomis was required to perform under the Loomis Agreement.
Pursuant to the Marsico Agreement, Marsico manages the investment and reinvestment of the Former Loomis Portfolio’s assets, subject to the oversight and supervision by Roszel Advisors, the officers of the Trust, and the Board. Under the terms of the Marsico Agreement, Marsico furnishes continuously an investment program for the Portfolio and determines, from time to time, in its discretion, the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio should be held in various securities, cash or other investments.

In connection with its responsibilities, Marsico provides Roszel Advisors and the Trust’s officers and trustees with such reports and documentation as they should reasonably request regarding Marsico’s management of the Former Loomis Portfolio’s assets.
The Marsico Agreement provides that Marsico is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which Marsico believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. Pursuant to the Marsico Agreement, Marsico is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Former Loomis Portfolio with similar orders being made on the same day for other client accounts or portfolios managed by Marsico. Moreover, Marsico’s services under the Marsico Agreement are not exclusive, and Marsico is permitted to provide the same or similar services to other clients.
The Marsico Agreement provides that Marsico is not liable to Roszel Advisors, the Portfolio, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that are sustained in the purchase, holding or sale of any security, except for willful misfeasance, bad faith or gross negligence on the part of Marsico or its officers, directors or employees, or reckless disregard by Marsico of its duties under the Marsico Agreement.
The Marsico Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding shares of the class representing an interest in the Portfolio on sixty days written notice to Roszel Advisors and Marsico, or by Roszel Advisors, or by Marsico, on sixty days written notice to the other. The Marsico Agreement automatically terminates in the event of its assignment or in the event of the termination of the investment advisory agreement between Roszel Advisors and the Trust.
The Marsico Agreement provides that for the services rendered, the facilities furnished and the expenses assumed by Marsico, Roszel Advisors will pay Marsico a monthly fee based on the average daily net assets of the Former Loomis Portfolio at an annual rate of 0.40%. Such subadvisory fee is accrued daily and paid to Marsico monthly. Under the Loomis Agreement, Roszel Advisors paid Loomis a monthly fee based on the average daily net assets of the Former Loomis Portfolio at an annual rate of 0.35%. The change in the subadvisory fee is only a change in the amount paid by Roszel to the subadviser and does not affect the overall expenses paid by the Portfolio.
Subadvisory Fees
For the year ended December 31, 2008, Loomis received $1,928.06 for subadvisory services to the Former Loomis Portfolio. If the Marsico Subadvisory agreement had been in effect during this time, Marsico would have received $2,203.50 for subadvisory services to the Portfolio.

This amount would have been 14% greater than the amount received by Loomis during the same period. However, the overall amount that the Portfolio paid in advisory fees would not have changed. Although the subadvisory fee paid to Marscio will be greater than the subadvisory fee that was paid to Loomis, this difference does not have any impact on the total amount of advisory fees paid by the Portfolio and only affects the division of such fees between Roszel Advisors and the subadviser.
Board Consideration of the Marsico Subadvisory Agreement
At the December 5, 2008 meeting, in light of the resignation of Loomis, Roszel Advisors recommended that the Board replace Loomis with Marsico. Roszel Advisors’ recommendation was based on the superior performance of Marsico’s large cap growth strategy over the large cap growth strategy of Loomis, as well as the ability of the Former Loomis Portfolio to merge into the Roszel/Marsico Large Cap Growth Portfolio (a Portfolio of the Trust with a much larger asset base) in the near future.
Roszel Advisors presented the Board with detailed information about Marsico’s investment strategy and the composite performance of that strategy compared with the composite performance of Loomis’s strategy. The Board also reviewed its conclusions from its March 13, 2008 meeting, at which meeting the Board considered the annual approval of its subadvisory agreements, including the subadvisory agreement with Marsico for the Roszel/Marsico Large Cap Growth Portfolio. The Board’s conclusions from its March 13, 2008 meeting are set forth in detail in Section 2 of this Information Statement under the heading “Board Considerations.”
Based on: (1) its review of the materials presented at the December 5th meeting; (2) its review of its reasons for approving the renewal of the subadvisory agreement with Marsico for the Roszel/Marsico Large Cap Growth Portfolio on March 13, 2008; (3) the performance record of the Roszel/Marsico Large Cap Growth Portfolio; (4) the ability for the Former Loomis Portfolio to merge with and into the Roszel/Marsico Large Cap Growth Portfolio in the near future; (5) the very small size of the Portfolio, which had $394,735 in assets as of October 31, 2008; and (6) the fact that, although the Marsico Agreement provides for an increased subadvisory fee, the total expenses of the Portfolio would remain the same, the Board unanimously approved the Marsico Agreement.
Affiliated Brokerage
For the year ended December 31, 2008, the Former Loomis Portfolio paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. (“MLPF&S”) and Citation Financial Group. Both broker/dealers are affiliated with the Former Loomis Portfolio because they are subsidiaries of ML&Co. Citation Financial Group is a division of MLPF&S that previously had a brokerage service arrangement with the Trust on behalf of each of the Portfolios. This arrangement has since terminated. The table in Appendix G sets forth, for the year ended December 31, 2008, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of the Former Loomis Portfolio’s commissions paid to that affiliated broker and the percentage of the Portfolio’s brokerage business effected by that broker.

REPORTS AVAILABLE
Copies of the Trust’s annual report will be furnished without charge upon request. Such request should be directed to MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222, or call 1-800-535-5549.
SHAREHOLDER PROPOSALS
The Trust’s Declaration of Trust provides that the Trust need not hold annual shareholder meetings, except as required by the 1940 Act. Therefore, it is probable that no annual meeting of shareholders will be held in 2009 or in subsequent years. Proposals that shareholders intend to present for inclusion in the proxy materials with respect to a special meeting must be received by the Trust within a reasonable period of time before the solicitation is made. Because shareholder proposals must meet certain requirements, the timely submission of a proposal does not guarantee its inclusion.
INQUIRIES
Shareholders or variable contract owners may make inquiries by contacting their registered sales representative or by writing or calling the Trust, MLLIC or MLLICNY.
OTHER INFORMATION
J.P. Morgan Investor Services Co. (“JPMIS”) provides certain administrative services to the Trust pursuant to an administration agreement between J.P. Morgan and the Trust. JPMIS is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.
MLPF&S serves, without compensation from the Trust, as principal underwriter to the Trust pursuant to an agreement between MLPF&S and the Trust. MLPF&S is located at 4 World Financial Center, New York, New York 10080 and is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., which is a wholly-owned subsidiary of BAC.
The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, serves as the independent registered public accounting firm of the Trust.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP
As of November 7, 2008, January 1, 2009, and January 23, 2009, officers and directors of the Trust together beneficially owned (i.e., as Contract Owners) less than 1% of each Portfolio’s shares.
As of the dates listed, and for the Portfolios listed, the net asset value per share, number of shares outstanding, number of eligible votes, and the percentage ownership thereof by Merrill Lynch Life Insurance Company (“MLLIC”), 4333 Edgewood Rd., NE, Cedar Rapids, IA 52499, and ML Life Insurance Company of New York (“MLNY”), 4 Manhattenville Rd., Purchase, NY 10577, through their respective Separate Accounts, are set forth below.
November 7, 2008

				Percentage	Percentage
		Net Asset		of Shares	of Shares
	Shares	Value Per	Number of	held by	held by
Portfolio	Outstanding	Share	Eligible Votes	MLLIC	MLNY
Roszel/Seligman Mid Cap Growth	2,892,474.92	4.27	12,350867.91	89.58	10.42
January 1, 2009

		Net
		Asset		Percentage	Percentage
		Value		of Shares	of Shares
	Shares	Per	Number of	held by	held by
Portfolio	Outstanding	Share	Eligible Votes	MLLIC	MLNY
Roszel/Alliance-Bernstein Large Cap Core	125,486.96	3.95	495,673.50	100.00%	0.00%
Roszel/Allianz CCM Capital Appreciation	6,628,766.85	7.43	49,251,737.67	91.74%	8.26%
Roszel/Allianz NFJ Mid Cap Value	296,538.43	3.23	957,819.14	100.00%	0.00%
Roszel/Allianz Small Cap Value	10,139,132.99	7.10	71,987,844.24	92.25%	7.75%
Roszel/Cadence Mid Cap Growth	145,051.38	4.51	654,181.74	100.00%	0.00%
Roszel/Davis Large Cap Value	218,710.35	5.72	1,251,023.21	98.75%	1.25%
Roszel/Delaware Small Cap Growth	187,138.17	4.22	789,723.06	100.00%	0.00%
Roszel/Delaware Trend	2,519,953.37	5.59	14,086,539.32	94.04%	5.96%
Roszel/Fayez Sarofim Large Cap Core	145,717.06	7.64	1,113,278.33	100.00%	0.00%
Roszel/JPM International Equity	376,055.71	4.71	1,771,222.41	99.12%	0.88%
Roszel/JPM Small Cap Growth	4,048,623.92	4.38	17,732,972.79	91.39%	8.61%
Roszel/Lazard International	317,740.53	6.68	2,122,506.73	100.00%	0.00%
Roszel/Lord Abbett Affiliated Portfolio	4,413,609.07	7.61	33,587,565.04	92.10%	7.90%
Roszel/Lord Abbett Bond Debenture	1,033,254.29	8.26	8,534,680.45	92.02%	7.98%
Roszel/Lord Abbett Government Securities	676,572.78	10.84	7,334,048.96	99.72%	0.28%
Roszel/Lord Abbett Large Cap Value	625,590.61	5.61	3,509,563.32	100.00%	0.00%
Roszel/Lord Abbett Mid Cap Value	10,274,684.75	3.39	34,831,181.32	92.58%	7.42%
Roszel/Marsico Large Cap Growth	7,176,862.39	7.88	56,553,675.63	94.45%	5.55%
Roszel/Loomis Sayles Large Cap Growth (Now Roszel/Marsico Large Cap Growth Portfolio II)	93,256.01	4.44	414,056.68	100.00%	0.00%
Roszel/NWQ Small Cap Value	483,477.22	3.20	1,547,127.10	100.00%	0.00%
Roszel/Rittenhouse Large Cap Growth	561,978.58	5.62	3,158,319.61	99.18%	0.82%
Roszel/Seligman Mid Cap Growth	2,824,025.69	4.13	11,663,226.10	89.68%	10.32%

1

January 23, 2009

				Percentage	Percentage
		Net Asset		of Shares	of Shares
	Shares	Value Per	Number of	held by	held by
Portfolio	Outstanding	Share	Eligible Votes	MLLIC	MLNY
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	95,061.27	4.23	402,109.2	100.00%	0.00%
As of the dates listed below and for the Portfolios listed below, the following Contract Owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:
November 7, 2008

Percentage of
		Location of Contract	Outstanding
Portfolio	Name of Contract Owner	Owner	Shares
Roszel/Seligman Mid Cap Growth	none

2

January 1, 2009

			Percentage
			of
	Name of Contract	Location of	Outstanding
Portfolio	Owner	Contract Owner	Shares
Roszel/AllianceBernstein Large Cap Core Portfolio	Lavon W. Baker	Austin Tx	7.60%
Roszel/AllianceBernstein Large Cap Core Portfolio	Nancy Harris	Beverly Hills Ca	16.60%
Roszel/AllianceBernstein Large Cap Core Portfolio	SW Maley	Boulder Co	9.50%
Roszel/Allianz NFJ Mid Cap Value Portfolio	Rosalie B. Andris	Bloomington Il	8.20%
Roszel/Allianz NFJ Mid Cap Value Portfolio	Vivian S. Scheidt	Green Valley Az	5.10%
Roszel/Allianz NFJ Mid Cap Value Portfolio	William Sackrider	Oro Valley Az	11.80%
Roszel/Blackrock Equity Dividend Portfolio	Bernard Sylvan	Ramat Hasharon Israel	7.30%
Roszel/Cadence Mid Cap Growth Portfolio	Nancy Harris	Beverly Hills Ca	5.80%
Roszel/Cadence Mid Cap Growth Portfolio	Edward W. Weaver	Edgewater Fl	6.80%
Roszel/Cadence Mid Cap Growth Portfolio	John Mathai	York Pa	6.70%
Roszel/Davis Large Cap Value Portfolio	J. Donald Anderson	Charlotte NC	13.40%
Roszel/Davis Large Cap Value Portfolio	Margaret M. Smith	Ridgeland Ms	6.80%
Roszel/Davis Large Cap Value Portfolio	Stan A. Rabineau	Concord NC	6.50%
Roszel/Davis Large Cap Value Portfolio	Edward W. Weaver	Edgewater Fl	7.10%
Roszel/Davis Large Cap Value Portfolio	John Mathai	York Pa	7.00%
Roszel/Fayez Sarofim Large Cap Core Portfolio	David Jon Morris	Ooltewah Tn	5.50%
Roszel/Fayez Sarofim Large Cap Core Portfolio	William Sackrider	Oro Valley Az	10.00%
Roszel/JPMorgan International Equity Portfolio	Carrol Meredith	Fort Worth Tx	5.10%
Roszel/Ld Abbett Government Securities Portfolio	Donn R. Bearden	Santa Rosa Ca	9.50%
Roszel/Ld Abbett Government Securities Portfolio	Anne M. Padgett	Owensboro Ky	6.10%
Roszel/Ld Abbett Government Securities Portfolio	W. Neil Padgett	Owensboro Ky	22.30%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Gary M. Rivedal	Sioux City Ia	7.70%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Nancy Harris	Beverly Hills Ca	10.60%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Laurence Singal	Southfield Mi	7.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	John R. Johnson	Destin Fl	20.20%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Kimberly A. Cantlon	Stillwater Mn	6.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	William Sackrider	Oro Valley Az	21.70%
Roszel/NWQ Small Cap Value Portfolio	Kenneth S. Baum	Fort Worth Tx	5.30%
Roszel/NWQ Small Cap Value Portfolio	Bernard Sylvan	Ramat Hasharon Israel	6.30%
Roszel/Rittenhouse Large Cap Growth Portfolio	J. Donald Anderson	Charlotte NC	5.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	Bernard Sylvan	Ramat Hasharon Israel	6.20%

3

January 23, 2009

			Percentage of
		Location of Contract	Outstanding
Portfolio	Name of Contract Owner	Owner	Shares
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Gary M. Rivedal	Sioux City Ia	7.50%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Nancy Harris	Beverly Hills Ca	10.30%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Laurence Singal	Southfield Mi	7.60%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	John R. Johnson	Destin Fl	19.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	Kimberly A. Cantlon	Stillwater Mn	6.00%
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	William Sackrider	Oro Valley Az	21.30%

4

APPENDIX B

	Annual Rate (as % of
	average daily net	Year Ended
Portfolio	assets)	12/31/07
Roszel/Seligman Mid Cap Growth Portfolio	0.85%	$442,093

	Annual Rate (as % of
	average daily net	Year Ended
Portfolio	assets)	12/31/08
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%	$5,577
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80%	$1,051,150
Roszel/Allianz NFJ Mid Cap Value Portfolio	0.80%	$12,279
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85%	$560,065
Roszel/Cadence Mid Cap Growth Portfolio	0.80%	$10,744
Roszel/Davis Large Cap Value Portfolio	0.80%	$13,920
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%	$11,039
Roszel/Delaware Trend Portfolio	0.85%	$219,631
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%	$10,799
Roszel/JPMorgan International Equity Portfolio	0.85%	$22,128
Roszel/JPMorgan Small Cap Growth Portfolio	0.95%	$347,045
Roszel/Lazard International Portfolio	0.85%	$27,462
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	0.80%	$4,419
Roszel/Lord Abbett Affiliated Portfolio	0.80%	$415,299
Roszel/Lord Abbett Bond Debenture Portfolio	0.80%	$90,718
Roszel/Lord Abbett Government Securities Portfolio	0.65%	$47,319
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%	$41,483
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85%	$573,063
Roszel/Marsico Large Cap Growth Portfolio	0.80%	$552,257
Roszel/NWQ Small Cap Value Portfolio	0.85%	$20,233
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%	$36,147
Roszel/Seligman Mid Cap Growth Portfolio	0.85%	$215,836

1

APPENDIX C

	Total Expenses	Expense Limit	Total Waivers/
	For the Year	For the Year	Reimbursements
	Ended	Ended	For the Year
Portfolio	12/31/07	12/31/07	Ended 12/31/07
Roszel/Seligman Mid Cap Growth Portfolio	1.22%	1.15%	$36,525

	Total	Expense
	Expenses For	Limit For	Total Waivers/
	the Year	the Year	Reimbursements
	Ended	Ended	For the Year
Portfolio	12/31/08	12/31/08	Ended 12/31/08
Roszel/AllianceBernstein Large Cap Core Portfolio	-7.86%	1.10%	$47,049
Roszel/Allianz CCM Capital Appreciation Portfolio	-1.15%	1.10%	$59,619
Roszel/Allianz NFJ Mid Cap Value Portfolio	-4.21%	1.10%	$47,591
Roszel/Allianz NFJ Small Cap Value Portfolio	-1.22%	1.15%	$44,968
Roszel/Cadence Mid Cap Growth Portfolio	-5.02%	1.10%	$52,520
Roszel/Davis Large Cap Value Portfolio	-3.83%	1.10%	$47,475
Roszel/Delaware Small-Mid Cap Growth Portfolio	-4.82%	1.15%	$47,505
Roszel/Delaware Trend Portfolio	-1.45%	1.15%	$76,951
Roszel/Fayez Sarofim Large Cap Core Portfolio	-4.33%	1.10%	$43,556
Roszel/JPMorgan International Equity Portfolio	-4.20%	1.15%	$79,098
Roszel/JPMorgan Small Cap Growth Portfolio	-1.44%	1.25%	$69,836
Roszel/Lazard International Portfolio	-2.70%	1.15%	$49,865
Roszel/Loomis Sayles Large Cap Growth Portfolio (Now Roszel/Marsico Large Cap Growth Portfolio II)	-11.66%	1.10%	$58,163
Roszel/Lord Abbett Affiliated Portfolio	-1.23%	1.10%	$68,926
Roszel/Lord Abbett Bond Debenture Portfolio	-1.71%	1.10%	$69,114
Roszel/Lord Abbett Government Securities Portfolio	-1.70%	0.95%	$54,884
Roszel/Lord Abbett Large Cap Value Portfolio	-2.09%	1.10%	$51,247
Roszel/Lord Abbett Mid Cap Value Portfolio	-1.26%	1.15%	$72,442
Roszel/Marsico Large Cap Growth Portfolio	-1.22%	1.10%	$79,418
Roszel/NWQ Small Cap Value Portfolio	-3.38%	1.15%	$52,845
Roszel/Rittenhouse Large Cap Growth Portfolio	-2.34%	1.10%	$55,915
Roszel/Seligman Mid Cap Growth Portfolio	-1.41%	1.15%	$66,308

1

APPENDIX D
The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each subadviser under the New Subadvisory Agreement, as well as the total amount of subadvisory fees paid by Roszel Advisors to each subadviser in the year ended December 31, 2008.

			Fees Paid in the Year
Portfolio	Subadviser	Subadvisory Fee	ended 12/31/08

Roszel/Lord Abbett	Lord, Abbett & Co. LLC	0.35% on the first $200 million,	$18,117
Large Cap Value Portfolio		0.27% on the second $200 million, and
		0.25% on assets in excess of $400 million

Roszel/Davis Large Cap	Davis Selected	0.40%	$6,951
Value Portfolio	Advisers, L.P.

Roszel/Lord Abbett	Lord, Abbett & Co. LLC	0.35% on the first $200 million,	$181,410
Affiliated Portfolio		0.27% on the second $200 million, and
		0.25% on assets in excess of $400 million

Roszel/Fayez Sarofim	Fayez Sarofim & Co.	0.35% on the first $200 million and,	$4,718
Large Cap Core Portfolio		0.27% on assets in excess of $200 million

Roszel/AllianceBernstein	AllianceBernstein L.P.	0.38%	$2,643
Large Cap Core Portfolio

Roszel/Loomis Sayles	Loomis, Sayles &	0.35%	$1,928
Large Cap Growth	Company, L.P.
Portfolio (Now Roszel/ Marsico Large Cap Growth Portfolio II)

Roszel/Rittenhouse Large	Rittenhouse Asset	0.35% on the first $200 million,	$15,790
Cap Growth Portfolio	Management, Inc.	0.27% on the second $200 million, and
		0.25% on assets in excess of $400 million

Roszel/ Marsico Large Cap	Marsico Capital	0.40%	$275,737
Growth Portfolio	Management, LLC

Roszel/ Allianz CCM	Cadence Capital	0.35% on the first $200 million,	$459,005
Capital Appreciation Portfolio	Management LLC	0.27% on the second $200 million, and
		0.25% on assets in excess of $400 million

Roszel/Allianz NFJ Mid	NFJ Investment Group	0.40%	$6,127
Cap Value Portfolio	L.P.

Roszel/Lord Abbett Mid	Lord, Abbett & Co. LLC	0.40% on the first $200 million,	$268,982
Cap Value Portfolio		0.35% on the second $200 million, and
		0.30% on assets in excess of $400 million

Roszel/Cadence Mid Cap	Cadence Capital	0.35% on the first $200 million,	$4,691
Growth Portfolio	Management LLC	0.27% on the second $200 million, and
		0.25% on assets in excess of $400 million

1

			Fees Paid in the Year
Portfolio	Subadviser	Subadvisory Fee	ended 12/31/08

Roszel/Seligman Mid Cap	J. & W. Seligman &	0.40% on the first $200 million,	$101,313
Growth Portfolio	Co. Incorporated	0.35% on the second $200 million, and
		0.30% on assets in excess of $400 million

Roszel/NWQ Small Cap	NWQ Investment	0.40% on the first $200 million,	$9,498
Value Portfolio	Management Company, LLC	0.32% on the second $200 million, and
		0.30% on assets in excess of $400 million

Roszel/Allianz NFJ Small	NFJ Investment Group	0.44% on the first $200 million,	$289,561
Cap Value Portfolio	L.P.	0.35% on the second $200 million, and
		0.30% on assets in excess of $400 million

Roszel/Delaware Small-Mid Cap Growth Portfolio	Delaware Management Company	0.40% on the first $100 million, 0.35% on the second $100 million, and 0.33% on assets in excess of $200 million	$5,183

Roszel/JPMorgan Small	JPMorgan Investment	0.50% on the first $1 billion, and	$182,213
Cap Growth Portfolio	Management Inc.	0.45% on assets in excess of $1 billion

Roszel/Delaware Trend	Delaware Management	0.40% on the first $100 million,	$103,131
Portfolio	Company	0.35% on the second $100 million, and
		0.33% on assets in excess of $200 million

Roszel/Lazard	Lazard Asset	0.45% on the first $200 million,	$14,512
International Portfolio	Management LLC	0.40% on the second $200 million, and
		0.35% on assets in excess of $400 million

Roszel/JPMorgan	JPMorgan Investment	0.40%	$10,388
International Equity	Management Inc.
Portfolio

Roszel/Lord Abbett	Lord, Abbett & Co. LLC	0.20%	$14,562
Government Securities Portfolio

Roszel/Lord Abbett Bond	Lord, Abbett & Co. LLC	0.35% on the first $1 billion,	$39,658
Debenture Portfolio		0.25% on the next $500 million, and
		0.20% on assets in excess of $1.5 billion

2

APPENDIX E
ALLIANCEBERNSTEIN L.P.
The Principal Business Address of AllianceBernstein is 1345 Ave of the Americas New York, NY 10105. The senior executives as of January 2009 are:

Name and Primary Responsibility	Name and Primary Responsibility	Name and Primary Responsibility
Peter S. Kraus Chairman of the Board of Directors and Chief Executive Officer	Marc O. Mayer Executive Vice President, Chief Investment Officer — Blend Solutions	Lisa A. Shalett Executive Vice President of AllianceBernstein and Global Head of Alliance Growth Equities
Robert M. Keith Executive Vice President, Head of AllianceBernstein Investments	Edward J. Farrell Senior Vice President and Controller	Mark R. Gordon Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds
Gerald M. Lieberman President and Chief Operating Officer	Douglas J. Peebles Executive Vice President, Chief Investment Officer and Head of AllianceBernstein Fixed Income	David A. Steyn Executive Vice President and Global Head of Client Service and Marketing
Mark R. Manley Senior Vice President, Deputy General Counsel and Chief Compliance Officer	Sharon E. Fay Executive Vice President and Chief Investment Officer of Global Value Equities	Thomas S. Hexner Executive Vice President and Head of Bernstein Global Wealth Management
Lawrence H. Cohen Executive Vice President and Chief Technology Officer	Jeffrey S. Phlegar Executive Vice President	Gregory J. Tencza Executive Vice President and Head of Institutional Investments
Seth J. Masters Chief Investment Officer — AllianceBernstein Defined Contribution	Marilyn G. Fedak Executive Vice President, Head of Bernstein Global Value Equities and Co-Chief Investment Officer — US Large Cap Value	Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer
Laurence E. Cranch Executive Vice President and General Counsel	James G. Reilly Executive Vice President and US Large Cap Growth Team Leader	Christopher M. Toub Executive Vice President, Chief Executive Officer of AllianceBernstein Limited and Head — Global/International Growth Equities
James A. Gingrich Executive Vice President of AllianceBernstein and Chairman and CEO of Sanford C. Bernstein & Co., LLC
CADENCE CAPITAL MANAGEMENT LLC
The following persons serve as directors or officers of the Cadence Capital Management Company. Unless otherwise noted, the principal business address of the directors and officers is Cadence Capital Management, LLC, 265 Franklin Street, 11th Floor, Boston, MA 02110.
Name and Principal Occupation
Michael J. Skillman—Chief Executive Officer/Managing Director
William B. Bannick—Chief Investment Officer/Executive Vice President/Portfolio Manager/Managing Director
Robert L. Fitzpatrick—Portfolio Manager/Managing Director
Heather K. Mellem—Chief Compliance Officer
Bart J. O’Connor—Managing Director
Charles B. Burkhart, Jr.*—Director

*	Rosemont Investment Partners, LLC 300 Conshohocken State Road, Suite 680 West Conshohocken, PA 19428

1

DAVIS SELECTED ADVISERS, L.P.
As a limited partnership, Davis does not have officers. The executive officers of Davis’ general partner, Davis Investments, LLC, serve in equivalent functions, and their names and principal occupations are set forth below. The business address of each such person is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

Name	Position with Davis and Principal Occupation
Christopher C. Davis	Chairman, Portfolio Manager, & Research Analyst
Andrew A. Davis	Portfolio Manager & President
Kenneth Eich	Chief Operating Officer
Russell Wiese	Chief Marketing Officer
Gary Tyc	Vice President, Chief Financial Officer, Treasurer, & Assistant Secretary
Sharra Haynes	Vice President, Chief Compliance Officer
Anthony Frazia	Co-Chief Compliance Officer
Thomas Tays	Vice President, Chief Legal Officer, General Counsel, & Secretary
DELAWARE MANAGEMENT COMPANY
The following persons serving as directors or officers of the Delaware Management Company have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal
Business Address	Positions and Offices with Manager

Patrick P. Coyne	President

Michael J. Hogan	Executive Vice President/Head of Equity Investments

John C. E. Campbell	Executive Vice President/Global Marketing & Client Services

Philip N. Russo	Executive Vice President/Chief Administrative Officer

See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income

Douglas L. Anderson	Senior Vice President — Operations

Marshall T. Bassett	Senior Vice President/Chief Investment Officer — Emerging Growth Equity

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager

Michael P. Buckley	Senior Vice President/Director of Municipal Research

Stephen J. Busch	Senior Vice President — Investment Accounting

Michael F. Capuzzi	Senior Vice President — Investment Systems

Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager

Robert F. Collins	Senior Vice President/Senior Portfolio Manager

Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader

Chuck M. Devereux	Senior Vice President/Senior Research Analyst

Roger A. Early	Senior Vice President/Senior Portfolio Manager

Stuart M. George	Senior Vice President/Head of Equity Trading

Paul Grillo	Senior Vice President/Senior Portfolio Manager

2

Name and Principal
Business Address	Positions and Offices with Manager

William F. Keelan	Senior Vice President/Director of Quantitative Research

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer

Susan L. Natalini	Senior Vice President/Marketing & Shared Services

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity

Philip O. Obazee	Senior Vice President/Derivatives Manager

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Philip R. Perkins	Senior Vice President/Senior Portfolio Manager

Richard Salus	Senior Vice President/Controller/Treasurer

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity

Babak Zenouzi	Senior Vice President/Senior Portfolio Manager

Gary T. Abrams	Vice President/Senior Equity Trader

Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst

Damon J. Andres	Vice President/Senior Portfolio Manager

Wayne A. Anglace	Vice President/Credit Research Analyst

Margaret MacCarthy Bacon	Vice President/Investment Specialist

Todd Bassion	Vice President/Senior Research Analyst

Jo Anne Bennick	Vice President/15(c) Reporting

Richard E. Biester	Vice President/Equity Trader

Patricia L. Bakely	Vice President/Assistant Controller

Christopher J. Bonavico	Vice President/Senior Portfolio Manager/Equity Analyst

Vincent A. Brancaccio	Vice President/Senior Equity Trader

Kenneth F. Broad	Vice President/Senior Portfolio Manager/Equity Analyst

Kevin J. Brown	Vice President/Senior Investment Specialist

Mary Ellen M. Carrozza	Vice President/Client Services

Stephen G. Catricks	Vice President/Portfolio Manager

Wen-Dar Chen	Vice President/Portfolio Manager

Anthony G. Ciavarelli	Vice President/Assistant General Counsel/Assistant Secretary

3

Name and Principal
Business Address	Positions and Offices with Manager

David F. Connor	Vice President/Deputy General Counsel/Secretary

Michael Costanzo	Vice President/Performance Analyst Manager

Kishor K. Daga	Vice President/Derivatives Operations

Cori E. Daggett	Vice President/Counsel/ Assistant Secretary

Craig C. Dembek	Vice President/Senior Research Analyst

Camillo D’Orazio	Vice President/Investment Accounting

Christopher M. Ericksen	Vice President/Portfolio Manager/Equity Analyst

Joel A. Ettinger	Vice President — Taxation

Devon K. Everhart	Vice President/Senior Research Analyst

Joseph Fiorilla	Vice President — Trading Operations

Charles E. Fish	Vice President/Senior Equity Trader

Clifford M. Fisher	Vice President/Senior Municipal Bond Trader

Patrick G. Fortier	Vice President/Portfolio Manager/Equity Analyst

Paul D. Foster	Vice President/Investment Specialist — Emerging Growth Equity

Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst

Lawrence G. Franko	Vice President/ Senior Equity Analyst

Daniel V. Geatens	Vice President/Director of Financial Administration

Barry S. Gladstein	Vice President/Portfolio Manager

Gregory A. Gizzi	Vice President/ Head Municipal Bond Trader

Gregg Gola	Vice President/Senior High Yield Trader

Christopher Gowlland	Vice President/Senior Quantitative Analyst

Edward Gray	Vice President/Senior Portfolio Manager

David J. Hamilton	Vice President/Fixed Income Analyst

Brian Hamlet	Vice President/Senior Corporate Bond Trader

Lisa L. Hansen	Vice President/Head of Focus Growth Equity Trading

Gregory M. Heywood	Vice President/Portfolio Manager/Equity Analyst

Sharon Hill	Vice President/Head of Equity Quantitative Research and Analytics

Christopher M. Holland	Vice President/Portfolio Manager

Chungwei Hsia	Vice President/ Senior Research Analyst

Michael E. Hughes	Vice President/Senior Equity Analyst

Jordan L. Irving	Vice President/Senior Portfolio Manager

4

Name and Principal
Business Address	Positions and Offices with Manager

Cynthia Isom	Vice President/Senior Portfolio Manager

Kenneth R. Jackson	Vice President/Quantitative Analyst

Stephen M. Juszczyszyn	Vice President/Structured Products Analyst/Trader

Audrey E. Kohart	Vice President — Financial Planning and Reporting

Anu B. Kothari	Vice President/ Equity Analyst

Roseanne L. Kropp	Vice President/ Senior Fund Analyst II — High Grade

Nikhil G. Lalvani	Vice President/Senior Equity Analyst/Portfolio Manager

Steven T. Lampe	Vice President/Portfolio Manager

Brian R. Lauzon	Vice President/ Chief Operating Officer, Equity Investments

Anthony A. Lombardi	Vice President/Senior Portfolio Manager

Francis P. Magee	Vice President/Portfolio Analyst

John P. McCarthy	Vice President/Senior Research Analyst/Trader

Brian McDonnell	Vice President/Structured Products Analyst/Trader

Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst

Victor Mostrowski	Vice President/ Senior Portfolio Manager

Terrance M. O’Brien	Vice President/ Fixed Income Reporting Analyst

Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst

Daniel J. Prislin	Vice President/Senior Portfolio Manager/Equity Analyst

Gretchen Regan	Vice President/Quantitative Analyst

Carl Rice	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity

Joseph T. Rogina	Vice President/Equity Trader

Debbie A. Sabo	Vice President/Equity Trader — Focus Growth Equity

Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst

Bruce Schoenfeld	Vice President/Equity Analyst

Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer

Nancy E. Smith	Vice President — Investment Accounting

Brenda L. Sprigman	Vice President/Business Manager — Fixed Income

Michael T. Taggart	Vice President — Facilities & Administrative Services

5

Name and Principal
Business Address	Positions and Offices with Manager

Junee Tan-Torres	Vice President/ Structured Solutions

Risé Taylor	Vice President/Strategic Investment Relationships

Rudy D. Torrijos, III	Vice President/ Portfolio Manager

Michael Tung	Vice President/ Portfolio Manager

Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager

Lori P. Wachs	Vice President/Portfolio Manager

Jeffrey S. Wang	Vice President/ Equity Analyst

Michael G. Wildstein	Vice President/ Senior Research Analyst

Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary

Nashira Wynn	Vice President/Senior Equity Analyst/Portfolio Manager

Guojia Zhang	Vice President/Equity Analyst

Douglas R. Zinser	Vice President/Credit Research Analyst
FAYEZ SAROFIM & CO.
The following persons serve as directors or officers of the Fayez Sarofim Capital Management Company. Unless otherwise noted, the principal business address of the directors and officers is 909 Fannin, Suite 2907, Houston, TX 77010.

Name and Principal Occupation	Position with Fayez
Fayez Sarofim, CEO and Portfolio Manager	Chairman of the Board and President
Raye G. White, Chief Compliance Officer	Executive Vice President, Secretary and Treasurer, Director
Charles E. Sheedy, Portfolio Manager	Senior Vice President
Ralph B. Thomas, Portfolio Manager	Senior Vice President
Robert M. Hopson II, Attorney	Vice President and Assistant Secretary
Daniel S. Crumrine, Accounting	Vice President, Financial Services
Satish Gupta, Portfolio Manager/Research	Vice President
Christopher B. Sarofim, Portfolio Manager	Vice President
John R. Ratcliff, Accounting	Vice President
Jeff M. Jacobe, Portfolio Manager/Research	Vice President
Catherine P. Crain, Portfolio Manager	Vice President — Portfolio Management
W. Gentry Lee, Portfolio Manager/Research	Vice President — Portfolio Management & Research
Reynaldo Reza, Portfolio Manager/Research	Vice President — Portfolio Management & Research
Elizabeth S. Robison, Portfolio Manager/Research	Vice President — Portfolio Management & Research
JPMORGAN INVESTMENT MANAGEMENT INC.
The principal business address of JP Morgan Investment Management Inc. (“JPMIM”) is 245 Park Avenue, New York, NY 10167. JPMIM is a registered investment adviser under the Advisers Act. Senior officers are as follows:

Name and Position With
Investment Adviser
Evelyn V. Guernsey President, Managing Director*	Martin R. Porter Global Head of Equities, Managing Director	Paul A. Quinsee Managing Director

George C.W. Gatch Managing Director	Clive S. Brown Managing Director	John H. Hunt Managing Director

Seth P. Bernstein Global Head of Fixed Income, Managing Director	Scott E. Richter Secretary	Richard T. Madsen Managing Director

Lawrence M. Unrein Managing Director	Joseph K. Azelby Managing Director	Joseph J. Bertini Chief Compliance Officer

*	Chairperson, President and CEO of JPMorgan Investment Advisors Inc.

6

LAZARD ASSET MANAGEMENT LLC
The principal business address of Lazard Asset Management is 30 Rockefeller Plaza, New York, NY 10112. Lazard’s day-to-day activities are managed by its Chief Executive Officer, its Deputy Chairmen, and its Senior Managing Directors and Managing Directors. As of January 2009, these individuals are:

Title / Name	Primary Responsibility	Office Location
Chief Executive Officer
Ashish Bhutani		New York

Deputy Chairmen
Charles Carroll	Global Marketing	New York
Andrew Lacey	U.S./Global Strategies	New York
John Reinsberg	International/Global Strategies	New York

Chairman USA
Robert P. DeConcini	Lazard U.S.	New York

Senior Managing Directors
Gabrielle Boyle	Global Equity	London
Andreas Huebner	Lazard Deutschland	Frankfurt
Robert Prugue	Lazard Asia-Pacific	Sydney
Bill Smith	Lazard London	London

Managing Directors
Jennifer Abate	U.S. Financial Institutions Group	New York

Michael Bennett	International Equity	New York
Maureen Beshar	Consultant Relations	New York
Christopher Blake	U.S. Equity — Mid-Cap/Strategic	New York
Nicholas Bratt	Global Equity — Thematic	New York
Charles Burgdorf	U.S. Financial Institutions Group	New York
Irene Cheng	Global Equity — Thematic	New York
Henry Choon	Asia (ex-Japan) Marketing	Hong Kong
David Cleary	Capital Advisory Group	New York
Kenneth Colton	Capital Advisory Group	New York
Alan Custis	U.K. Equity	London
Kun Deng	Discounted Assets	New York
James Donald	Emerging Markets	New York
Anthony Dote, Jr.	U.S. Institutional Marketing	New York
Yury Dubrovsky	Global Risk Management	New York
Michael Fry	Global Equity	London
Kris Haber	Alternative Investments Marketing	New York
Peter Hunsberger	Global Equity Research	New York
William Holzer	Global Equity — Thematic	New York
Matthias Kruse	European Marketing	Frankfurt
John Lee	Korean Equity	New York
Mark Little	European Equity	London
Carmine Lizza	Chief Information Officer	New York
Gerald B. Mazzari	Chief Operating Officer	New York
Andrew Norris	Global Equity — Thematic	New York
Nathan Paul	Legal & Compliance, General Counsel	New York
Brian Pessin	Global/International Equity — Small Cap	New York
Michael Powers	International Equity	New York
Suzie Procter	Consultant Relations	Sydney
Sean Reynolds	Relative Value	New York
Susan Roberts	Australia & New Zealand Marketing	Sydney
Robert Rowland	European Equity — Long/Short	New York
Nina Saglimbeni	Global Equity Research	New York
James Schachtel	Wealth Management Group	New York

Ulrich Schweiger	Global Trend Funds	Frankfurt
Darrin Sokol	Equity Trading	New York
Mark W. Stuckelman	U.S. Equity — Small Cap	San Diego
Ronald Temple	Global Equity Research	New York
Richard Tutino	U.S. Equity — Large Cap	New York
Markus van de Weyer	European Fixed Income	Frankfurt
Tony Willis	U.K./European Equity	London
Charles Wilson	European Third Party Distribution	London

Limited Managing Directors
Efrem Meretab		New York

7

LOOMIS, SAYLES & COMPANY L.P.
The Principal Business Address of Loomis, Sayles & Company, L.P. is One Financial Center, Boston, MA 02111. The senior executives as of January 2009 are:

Name of Executive Officers	Name of Executive Officers	Name of Executive Officers
& Directors	& Directors	& Directors
Robert J. Blanding President, Chief Executive Officer and Chairman	Lauriann C. Kloppenburg Executive Vice President, Director and Chief Investment Officer-Equity	Mark E. Smith Executive Vice President, Director and Managing Director of Fixed Income

Kevin P. Charleston Executive Vice President and Chief Financial Officer	Jean S. Loewenberg Executive Vice President, Director, Secretary and General Counsel	John T. Hailer Director. Also President and CEO of Natixis Global Asset Management, North America

Daniel J. Fuss Executive Vice President, Vice Chairman and Senior Portfolio Manager	John R. Gidman Executive Vice President, Director and Chief Information Officer	Pierre P. Servant Director. Also CEO of Natixis Global Asset Management and Member of the Executive Committee of Natixis, S.A.

Jaehoon Park Executive Vice President, Director and Chief Investment Officer-Fixed Income	John F. Gallagher, III Executive Vice President, Director and Director of Institutional Services
LORD ABBETT & CO. LLC
Lord Abbett & Co. LLC is a privately owned firm structured as a limited liability company. The 62 persons listed below are the firm’s members. The principal occupation of each is member of investment management firm. The principal business address of each is Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

Name	Name	Name	Name
John Baldwin	Robert I. Gerber	Elizabeth O. MacLean	Lawrence D. Sachs
Robert J. Ball	Michael S. Goldstein	Gregory M. Macosko	Eli M. Salzmann
Bruce L. Bartlett	Michael A. Grant	Thomas Malone	David H. Selbst
James W. Bernaiche	Francis M. Gregory	Charles P. Massare Jr.	Harold E. Sharon
Joan A. Binstock	Bernard J. Grzelak	Vincent J. McBride	Douglas B. Sieg
Michael R. Brooks	Howard E. Hansen	Paul L. McNamara	Richard D. Sieling
Zane E. Brown	Allison B. Haupt	Robert J. Noelke	Michael T. Smith
Patrick J. Browne	Gerard S.E. Heffernan Jr.	A. Edward Oberhaus III	Jarrod R. Sohosky
John F. Corr	Charles F. Hofer	Andrew H. O’Brien	Daniel S. Solender
Robert S. Dow	Cinda C. Hughes	F. Thomas O’Halloran	Diane R. Tornejal
Milton J. Ezrati	Ellen G. Itskovitz	William Parker	Christopher J. Towle
Robert P. Fetch	Lawrence H. Kaplan	R. Mark Pennington	Paul J. Volovich
Daria L. Foster	Jerald M. Lanzotti	Walter H. Prahl	William M. Welshimer
Daniel H. Frascarelli	Robert A. Lee	Michael L. Radziemski	Marion Zapolin
Kenneth G. Fuller	Michael J. Lesesne	Arun Ramchandra
Marc Furgang	Maren Lindstrom	Frederick J. Ruvkun

8

MARSICO CAPITAL MANAGEMENT, LLC
Marsico Management Equity, LLC (“MME”), a Delaware limited liability company owned by employees of Marsico Capital Management, LLC (“MCM”), controls MCM through MME’s subsidiaries. The executive officers of MME and principal occupations are set forth below. The business address of each such person is 1200 17th Street, Suite 1600, Denver, CO 80202

Name	Position with Marsico and Principal Occupation
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer
Christopher J. Marsico	President
Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer
Thomas M.J. Kerwin	Executive Vice President, General Counsel and Secretary
Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services
Steven R. Carlson	Executive Vice President and Chief Compliance Officer
James G. Gendelman	Vice President and Portfolio Manager
Corydon J. Gilchrist	Vice President and Portfolio Manager
NFJ INVESTMENT GROUP L.P.
NFJ’s principal office is located at 2100 Ross Avenue, Suite 700, Dallas Texas, 75201. NFJ senior officers are as follows:

Ben Fischer Portfolio Manager & Managing Director 2100 Ross Avenue Suite 700 Dallas TX 75201	Michael Puntoriero Chief Financial Officer 680 Newport Center Drive Suite 250 Newport Beach, CA 92660

Paul Magnuson Portfolio Manager & Managing Director 2100 Ross Avenue Suite 700 Dallas TX 75201	Barbara Green Chief Legal Officer and Secretary 680 Newport Center Drive Suite 250 Newport Beach, CA 92660

Patti Almanza Chief Compliance Officer 2100 Ross Avenue Suite 700 Dallas TX 75201

Barbara Claussen Chief Operating Officer and Managing Director 2100 Ross Avenue Suite 700 Dallas TX 75201
NWQ INVESTMENT MANAGEMENT COMPANY, LLC
Senior officers of NWQ, which is located at 2049 Century Park East, 16th Floor, Los Angeles, CA 90067 are as follows:

Name	Principal Occupation
Jon D. Bosse	Chief Investment Officer, Co-President

John E. Conlin	Co-President, Chief Operating Officer

Kirk Allen	Head of Trading

Sandra P. Tichenor	Chief Compliance Officer, NWQ Investment Management Company, LLC; Managing Director, Nuveen Investments, Inc.; Managing Director, General Counsel & Chief Compliance Officer, Nuveen West; Managing Director, General Counsel & Chief Compliance Officer, Nuveen Institutional Services Group, LLC

9

RITTENHOUSE ASSET MANAGEMENT, INC.
Rittenhouse Asset Management, Inc. is located at 5 Radnor Corp. Center, Suite 300, 100 Matsonford Road, Radnor, PA  19087. The senior executives as of January 2009 are:

Name	Principal Occupation
Michael G. Mayfield*	Chief Investment Officer, Chief Executive Officer

George Tharakan*	Director of Research and Portfolio Manager

Steven D. Spencer*	President and Chief Operating Officer

Nancy M. Crouse**	Managing Director, Portfolio Manager

James J. Jolinger**	Managing Director, Portfolio Manager

Robert A. Norton, Jr.	Vice President, Portfolio Manager

Mary E. Keefe#	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Advisors Inc., Nuveen Investments Institutional Services Group LLC, Santa Barbara Asset Management, Hyde Park, LLC, Richards & Tierney, Symphony Asset Management LLC and Rittenhouse Asset Management, Inc.

Daniel C. Roarty**	Managing Director, Portfolio Manager

Margaret Woolley**	Vice President

John L. MacCarthy#	Nuveen Investments Advisers Inc., SVP & Secretary; Nuveen Asset Management, SVP & Secretary; Nuveen Investments, LLC, Senior Vice President & Secretary; Nuveen Investments, Inc., SVP, General Counsel; Nuveen Investments Institutional Services Group, LLC, Sr. Vice President and Secretary; Symphony Asset Management LLC — Secretary; Santa Barbara Asset Management, LLC — Vice President and Secretary; NWQ Investment Management Company, LLC, — Secretary; NWQ Holdings, LLC — Sr. Vice President and Secretary; and Tradewinds Global Investors, LLC — Secretary

Stuart J. Cohen#	Nuveen Investments Advisers Inc., VP, Asst. Sec. & Asst. General Counsel; Nuveen Asset Management, VP, Asst. Sec. & Asst. General Counsel; and NWQ Investment Management Company, LLC, Asst. Sec.; Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

Larry Woods Martin#	Nuveen Asset Management, VP & Asst. Sec.; Nuveen Investments, LLC, VP, Asst. Sec. & Asst. General Counsel; Nuveen Investments, Inc., VP, Asst. Sec. & Asst. General Counsel; and NWQ Investment Management Company, LLC, Asst. Sec. ; Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

Sherri A. Hlavacek#	Nuveen Investments, Inc., Vice President, Corporate Controller and Principal Accounting Officer; Nuveen Investments Advisers Inc., VP & Corporate Controller; Nuveen Asset Management, VP & Corporate Controller; Nuveen Investments, LLC, VP & Corporate Controller; Santa Barbara Asset Management, LLC — Vice President and Assist. Secretary

Andrew Stenwall***	Nuveen Asset Management, Managing Director of Taxable Fixed Income and Santa Barbara Asset Management, LLC, Managing Director, Portfolio Manager

Kevin J. McCarthy	Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

Sandra P. Tichenor	Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

Gifford R. Zimmerman	Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

Karen Aspinall	Santa Barbara Asset Management, LLC — Vice President and Assistant Secretary

#	The address of these individuals is 333 W. Wacker Drive, Chicago, IL 60606.

*	The address of these individuals is 200 E. Carrillo St., Suite 300, Santa Barbara, CA 93101

**	The address of these individuals is Five Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087-4599.

***	The address of this individual is 2049 Century Park East, 18th Floor, Los Angeles, CA 90067.

10

RIVERSOURCE INVESTMENTS, LLC
Riversource’s principal office is located at 50605 Ameriprise Financial Center, Minneapolis, MN 55474. Riversource’s senior officers are as follows:

Name	Title or Status	Address
William F. Truscott	President, Chairman of the Board, Chief Investment Officer	53600 Ameriprise Financial Center Minneapolis, MN 55474

Patrick T. Bannigan	Director and Senior Vice President — Asset Management, Products and Marketing	172 Ameriprise Financial Center Minneapolis, MN 55474

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships	One Main Street Cambridge, MA 02142

Michelle M. Keeley	Director, Executive Vice President — Equity and Fixed Income	142 Ameriprise Financial Center Minneapolis, MN 55474

Brian J. McGrane	Director, Vice President and Chief Financial Officer	807 Ameriprise Financial Center Minneapolis, MN 55474

Peter A. Gallus	Senior Vice President, Chief Operating Officer	552 Ameriprise Financial Center Minneapolis, MN 55474

Jennifer D. Lammers	Vice President and Chief Compliance Officer	90 Ameriprise Financial Center Minneapolis, MN 55474

Scott R. Plummer	Chief Legal Officer and Assistant Secretary	5228 Ameriprise Financial Center Minneapolis, MN 55474

11

APPENDIX F
ALLIANCEBERNSTEIN L.P.
AllianceBernstein does not act as an adviser or a subadviser to any other registered investment company that has an investment objective similar to that of the Roszel/AllianceBernstein Large Cap Core Portfolio.
CADENCE CAPITAL MANAGEMENT LLC
The table below provides information about other registered investment companies advised or subadvised by Cadence Capital Management that have a similar investment objective to that of the Roszel/Allianz CCM Capital Appreciation Portfolio and the Roszel/Cadence Mid Cap Growth Portfolio.

			Subject to Voluntary or
Name of Fund or			Contractual Expense
Portfolio	Net Assets(1)	Rate of Compensation(2)	Limitations
Wells Fargo Capital Appreciation Fund	$97	0.30% on the first $250 million, 0.20% on the next $250 million, 0.15% on the next $500 million and 0.10% on all sums in excess of $1 billion.**	no

Allianz CCM Capital Appreciation Fund	$850	0.35%	no

Allianz CCM Mid Cap Growth Fund	$709	0.35%	no

(1)	Amounts are as of December 31, 2008 and are in millions.

(2)	As a percent of average daily net assets.
DAVIS SELECTED ADVISERS, L.P.
Davis currently acts as adviser or subadviser to the following registered investment companies or series thereof (with assets greater than $50 million as of November 30, 2008) having similar investment objectives and policies to those of the Roszel/Davis Large Cap Value Portfolio.

	Net Assets as of	Advisory/Subadvisory
Name of Fund	Nov. 30, 2008	Average Fee Rate*
Selected American Shares	7,538,313,538	.52%
Davis Value Portfolio	321,627,011	.75%
Davis New York Venture	28,499,135,766	.48%
SunAmerica Davis Venture Value	1,255,303,495	.36%
SunLife Davis Venture Value	95,300,053	.45%
Metropolitan Venture Value	2,918,129,839	.35%
JHT Fundamental Value Trust	1,395,106,384	.31%
JHF II Fundamental Value Fund	975,916,481	.31%
MassMutual Series Portfolio	172,921,290	.32%
DWS Davis Ventura Value VIP	139,409,478	.47%
ING Davis New York Venture Portfolio	343,630,396	.42%
Prudential Davis Value Portfolio	166,079,652	.42%
Riversource VP Fundamental Value	818,120,609	.31%
EQ Davis NY Venture Portfolio	927,199,931	.39%
MassMutual Select Large Cap Value	715,651,989	.34%
Riversource Fundamental Value Fund	563,274,477	.30%
MMA Praxis Core Stock Fund	164,393,914	.41%
AZL Davis NY Venture Fund	440,435,133	.41%

*	As of December 2007 (except for Davis New York Venture Fund which is as of the fiscal year-end July 31). No advisory/subadvisory fee above includes or is currently subject to a voluntary or contractual fee limitation.

1

DELAWARE MANAGEMENT COMPANY
The table below provides information about other registered investment companies advised or subadvised by Delaware Management Company that have a similar investment objective to that of the Roszel/Delaware Trend and Roszel/Delaware Small Cap Portfolios.

Comparable		Assets Under
Account or	Contractual Fee*	Management as
Fund	(including breakpoints)	of 9/30/2008
Advised Mutual Fund	First $250M 100 bps,	$475 mil
Next $250M 90 bps,
Over $500M 75 bps

Advised Mutual Fund	First $500M 75 bps,	$350 mil
Next $500M 70 bps,
Next $1.5B 65 bps,
Over $2.5B 60 bps

Advised Mutual Fund	75 bps	$7 mil

Sub-advised Mutual	First $150M 50 bps,	$1 mil
Fund	Next $100M 40 bps,
Next $250M 30 bps,
Next $1B 25 bps, Over
$1.5B 25 bps

Roszel/Delaware	First $100M 40 bps,	$25 mil
Trend & Small Cap	Next $100M 35 bps,
Portfolios	Over $200M 33 bps

*	DMC advises its own mutual funds (performs all functions) and sub-advises assets for various firms. The varying fees reflect several types of accounts, including wrap accounts, sub-advised and advised mutual funds and the level of services performed. There are several factors contributing to the differences in fees. Some of these factors include whether or not DMC is handling the administration of the funds, including striking of the NAV, board reporting and regulatory filing. Additional differences arise when there are capacity constraints on mandates and if a client has other accounts with DMC.

2

FAYEZ SAROFIM & CO.
The table below provides information about other registered investment companies advised or sub-advised by Fayez Sarofim & Co. that have a similar investment objective to that of the Roszel/Fayez Sarofim Large Cap Core Portfolio.

			Subject to
			Voluntary or
			Contractual
Name of Fund			Expense
or Portfolio	Net Assets(1)	Rate of Compensation(2)	Limitations
Dreyfus	2,468	.11% on the first $25,000,000	No
Appreciation Fund		.18%on the next $50,000,000
		.22% on the next $125,000,000
		.26% on the next $100,000,000
		.275% on the balance of assets
		in the fund*

Dreyfus Variable	361	.20 % on the first $150,000,000	No
Investment Fund —		.25% on the next $150,000,000
Appreciation		.375 %on the balance of assets
Portfolio		in the fund

Dreyfus Core Equity	124.30%		No
Fund

(1)	Amounts are as of December 31, 2008 and are in millions.

(2)	As a percent of average daily net assets.
JPMORGAN INVESTMENT MANAGEMENT INC.
The table below provides information about other registered investment companies advised or sub-advised by JP Morgan Investment Management Inc. (“JPMIM”). that have a similar investment objective to that of the Roszel/JP Morgan Small Cap Growth Fund and Roszel/JPM International Equity Portfolio.

		Rate of	Subject to Voluntary
	Net	Compensation for	or Contractual
Name of Fund or Portfolio	Assets(1)	Advisory Services	Expense Limitations
JP Morgan Small Cap Growth Fund	267	.65%	yes

JPM International Equity Portfolio	367	.80%	yes

(1)	assets in millions of 9/30/08
LAZARD ASSET MANAGEMENT LLC
Lazard does not currently offer any other registered investment companies that have a similar investment objective to that of the Roszel/Lazard International Portfolio.

3

LOOMIS, SAYLES & COMPANY, L.P.
The table below provides information about other registered investment companies advised or subadvised by Loomis, Sayles & Company, L.P. that have a similar investment objective to that of the Roszel/Loomis Sayles Large Cap Growth Portfolio.

			Subject to Voluntary
	Assets Under	Rate of	or Contractual
Name of Fund or Portfolio	Management(1)	Compensation(2)	Expense Limitations
Loomis Sayles Growth Fund	$154.4	0.50%	Yes
USAA Growth & Income Fund	$171.3	0.20%	No
USAA Growth Fund	$300.2	0.20%	No

Saratoga Large	$20.1	0.30% of first $50 million	No
Capitalization Growth		0.20% of next $50 million
Portfolio

Pacific Select	$533.3	0.45% of first $25 million	No
Fund-Large-Cap Growth		0.40% of next $225 million
Portfolio		0.30% of next $1.75 billion
		0.25% of amount over $2 billion

Pacific Life	$16.3	Assets combined with	No
Funds-Large-Cap Growth		above account when
Fund		calculating compensation

(1)	Amounts are as of December 31, 2008 and are in millions.

(2)	As a percent of average daily net assets.

4

LORD, ABBETT & CO. LLC
The table below provides information about other registered investment companies advised or subadvised by Lord, Abbett & Co. LLC with similarly managed mandates to that of the Roszel/Lord Abbett Bond Debenture Portfolio.

			Subject to Voluntary or
		Rate of Compensation for	Contractual Expense
Name of Fund or Portfolio	Net Assets(1)	Advisory Services (2)	Limitations
Lord Abbett Bond Debenture Fund	$6,226.1	0.50% on the first $500 million of average daily net assets; 0.45% on the next $9.5 billion of average daily net assets; and 0.40% on the Fund’s average daily net assets over $10 billion.	No

Lord Abbett Series Fund Bond Debenture Portfolio	$312.3	0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets over $1 billion.	No. (A contractual expense cap applies to expenses other than the advisory fee.)

Met Investors Series Trust Bond Debenture Portfolio	$1,815.86	0.30% on the first $250 million 0.25% on the next $250 million 0.20% above $500 million	No

AST Bond Debenture Portfolio	$296.1	0.30% on the first $250 million 0.25% on the next $250 million 0.20% above $500 million	No
The table below provides information about other registered investment companies advised or subadvised by Lord, Abbett & Co. LLC with similarly managed mandates to that of the Roszel/Lord Abbett Large Cap Value Portfolio and to the Roszel/Lord Abbett Affiliated Portfolio.

			Subject to Voluntary
		Rate of	or Contractual
		Compensation for	Expense
Name of Fund or Portfolio	Net Assets(1)	Advisory Services (2)	Limitations
Lord Abbett Affiliated Fund	$13,857.4	0.50% on the first $200 million of average daily net assets;
0.40% on the next $300 million of average daily net assets;
0.375% on the next $200 million of average daily net assets;
0.35% on the next $200 million of average daily net assets; and
		0.30% on the Fund’s average daily net assets over $900 million.	No

Lord Abbett Series Fund Growth and Income Portfolio	$1,920.7	0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets over $1 billion.	No

SC Lord Abbett Growth & Income Fund	$3.4	0.35% on the first $200 million 0.27% on the next $200 million 0.25% above $400 million	No

Met Investors Series Trust- Growth and Income Portfolio	$3,085.8	0.35% on the first $300 million 0.30% on the next $600 million 0.25% on the next $300 million 0.20% above $1.2 billion	No

5

			Subject to Voluntary
		Rate of	or Contractual
		Compensation for	Expense
Name of Fund or Portfolio	Net Assets(1)	Advisory Services (2)	Limitations
ING Lord Abbett Affiliated Portfolio	$186.7	0.35% on the first $200 million 0.27% on the next $200 million 0.25% above $400 million	No

EQ/Lord Abbett Growth & Income Portfolio	$175.9	0.35% on the first $200 million 0.30% on the next $200 million 0.25% above $400 million	No
The table below provides information about other registered investment companies advised or subadvised by Lord, Abbett & Co. LLC with similarly managed mandates to that of the Roszel/Lord Abbett Mid Cap Value Portfolio.

			Subject to
			Voluntary or
		Rate of	Contractual
		Compensation for	Expense
Name of Fund or Portfolio	Net Assets(1)	Advisory Services (2)	Limitations
Lord Abbett Mid Cap Value Fund	$4,888.5	0.75% on the first $200 million of average daily net assets; 0.65% on the next $300 million of average daily net assets; and 0.50% on average daily net assets over $500 million.	No

Lord Abbett Series Fund Mid Cap Value Portfolio	$710.9	0.75% of the first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of average daily net assets over $2 billion.	No

EQ/Lord Abbett Mid Cap Value Portfolio	$331.8	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

JHF II Mid Cap Value Fund (Terminated effective 1/9/09).	$176.6	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

6

			Subject to
			Voluntary or
		Rate of	Contractual
		Compensation for	Expense
Name of Fund or Portfolio	Net Assets(1)	Advisory Services (2)	Limitations
JHT Mid Cap Value Portfolio (Terminated effective 1/9/09).	$296.4	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

Met Investors Series Trust- Mid Cap Value Portfolio	$350.3	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

Penn Series Mid Core Value Fund	$38.4	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

Seasons Series Trust Mid Cap Value Portfolio (multi-managed)	$53.8	0.45% on the first $200 million 0.40% on the next $300 million 0.375% above $500 million	No

(1)	Amounts are as of 9/30/08 and are in millions.

(2)	As a percent of average daily net assets.
Lord, Abbett & Co. LLC does not manage an investment company in a style similar to that of the Roszel/Lord Abbett Government Securities Portfolio.

7

MARSICO CAPITAL MANAGEMENT, LLC
The table below provides information about other registered investment companies advised or subadvised by Marsico that have a similar investment objective to that of the Roszel/Marsico Large Cap Growth Portfolio.

	MCM ASSETS
Comparable Funds for which Marsico	as of 12/31/08		SUB-ADVISORY FEE
serves as Sub-Adviser	($ million)		PAID TO MCM*** (as of 12/31/08)
AEGON/Transamerica & Transamerica IDEX
ATST Marsico Growth Fund	$442.1		0.40%
TA IDEX Marsico Growth Fund	$373.6

Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	$1,782.9		0.40% on first $1.5 billion
AST Advanced Strategies Portfolio	164.00	**	0.35% on all assets >$1.5 billion
Target Portfolio Trust — Large Cap Growth	110.8	**
Target Conservative Allocation Fund	14.7	**
Target Moderate Allocation Fund	44.0	**
Target Growth Allocation Fund	40.7	**
Prudential Series Fund Global Portfolio	133.4	**

BlackRock
Marsico Growth FDP Fund of FDP Series, Inc.	$96.0		0.40%

Columbia Funds (formerly Nations Funds)			0.45% on aggregate up to $18 billion
Columbia Marsico Growth Fund	$3,797.9		0.40% on aggregate > $18 billion and < $21 billion
Columbia Marsico Growth Fund, Variable Series	$1,272.3		0.35% on aggregate > $21 billion

GuideStone Funds
Growth Equity Fund	$193.9	**	0.45% on first $400 million
			0.40% on assets >$400million

ING			0.45% on first $500 million
Marsico Growth Portfolio	$722.5		0.40% on next $1 billion
			0.35% thereafter

Northern Multi-Manager Funds			0.40% on the first $1.5 billion
Multi-Manager Large Cap Fund	$67.3		0.35% on assets > $1.5 billion

Optimum Fund Trust
Optimum Large Cap Growth Fund	$214.0	**	0.50% on first $300 million
			0.45% on assets >$300 million
			and <$400 million
			0.40% on assets >$400 million

Russell Investment Company
U.S. Core Equity Fund	$333.1	**	0.325% on first $500 million
			0.275% > $500 million and < $750 million
			0.225% > $750 million

USAA
USAA Aggressive Growth Fund	$750.7		0.35%

**	Denotes multi-manager fund. Assets reflect the Marsico-managed portion only.

***	A principal investment manager other than Marsico typically charges management fees to these mutual funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal investment manager.

Funds for which Marsico serves as
Investment Adviser*
(The) Marsico Investment Fund+
Marsico Growth Fund	$1,277.9	0.85% on first $3 billion 0.75% on assets > $3 billion

+	This portfolio is subject to a voluntary expense cap of 1.50%

*	The Marsico Investment Fund is Marsico’s proprietary mutual fund. The services that Marsico provides to this fund as manager and investment adviser to the Marsico Investment Fund are much broader in scope than the services that Marsico provides as an investment sub-adviser to other funds.

8

NFJ INVESTMENT GROUP L.P.
The table below provides information about other registered investment companies advised or subadvised by NFJ Investment Group L.P. that have a similar investment objective to that of the Roszel / Allianz NFJ Small Cap Value Portfolio.

Subject to Voluntary
		Rate of	or Contractual
Name of Fund or Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations
Allianz NFJ Mid-Cap Value Fund	$8 m	0.50% of the daily average net assets plus an annual sub-administration fee of 0.05% of the average daily net assets of all share classes.	no

(1)	Amounts are as of November 30, 2008 and are in millions.

(2)	As a percent of average daily net assets.
The table below provides information about other registered investment companies advised or subadvised by NFJ Investment Group L.P. that have a similar investment objective to that of the Roszel / Allianz NFJ Small Cap Value Portfolio.

Subject to Voluntary
		Rate of	or Contractual
Name of Fund or Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations
Consulting Group Capital Markets Small Capitalization Value Equity Investments Fund	$112.5 m	0.50% on the first $450 m 0.45% on average daily net assets over $450 m	no

(1)	Amounts are as of November 30, 2008 and are in [millions].

(2)	As a percent of average daily net assets.

9

NWQ INVESTMENT MANAGEMENT COMPANY, LLC
The table below provides information about other registered investment companies advised or subadvised by NWQ that have a similar investment objective to that of the Roszel/NWQ Small Cap Value Portfolio.

			Subject to Voluntary
Name of Fund or		Rate of	or Contractual
Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations
Nuveen NWQ Small-Cap Value Fund	83,514,290	Nuveen Asset Management (“NAM”), the Fund’s investment adviser, pays NWQ a portfolio management fee equal to 50% of NAM’s advisory fee (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NAM in respect of the Fund). NAM’s advisory fee for the most recent fiscal year ended June30, 2008 was 0.98%.	No

ING International SmallCap Value Choice Fund	15,146,036	0.50% on the initial $150 million; 0.60% thereafter at any aggregate asset level	No

Wilshire Small Company Value Fund	2,070,974	1.00% on the initial $25 million; 0.75% on the next $50 million; 0.60% thereafter	No

(1)	Amounts are as of December 31, 2008.

(2)	As a percent of average daily net assets.

*	Note that NWQ has not provided any expense waivers (either voluntary or contractual) for the aforementioned funds as of 12/31/08 but the relevant advisers may have such arrangements in place.

10

RIVERSOURCE INVESTMENTS LLC
The table below provides information about other registered investment companies advised or subadvised by RiverSource Investments, LLC that have a similar investment objective to that of the Roszel/Seligman Mid Cap Growth Portfolio.

			Subject to Voluntary
		Rate of	or Contractual
Name of Fund or Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations
Seligman Capital Fund, Inc.	197.3	0.85%	No

Seligman Capital Portfolio	5.8	0.40%	No

(1)	Amounts are as of December 31, 2008 and are in millions.

(2)	As a percent of average daily net assets.
RITTENHOUSE ASSET MANAGEMENT, INC.
The table below provides information about other registered investment companies advised or subadvised by Rittenhouse Asset Management, Inc. that have a similar investment objective to that of the Roszel/Rittenhouse Large Cap Growth Portfolio.

			Subject to Voluntary
		Rate of	or Contractual
Name of Fund or Portfolio	Net Assets(1)	Compensation(2)	Expense Limitations
Nuveen Rittenhouse Growth Fund	58.4	0.35%	yes

(1)	Amounts are as of 12/31/08 and are in millions.

(2)	As a percent of average daily net assets.

11

APPENDIX G
Year Ended December 31, 2007

Percentage of
Portfolio’s Dollar
		Percentage of	Amount of
		Portfolio’s	Transactions
	Brokerage	Commissions	Effected Through
	Commissions	to Affiliated	Affiliated
Portfolio	Paid in $	Brokers	Brokers	Broker
Roszel/Seligman Mid Cap Growth Portfolio	4	0.00%	0.00%	MLPF&S
	73,184	31.46%	20.10%	Citation Financial Group
Year Ended December 31, 2008

			Percentage of
			Portfolio’s Dollar
		Percentage of	Amount of
		Portfolio’s	Transactions
	Brokerage	Commissions	Effected Through
	Commissions	to Affiliated	Affiliated
Portfolio	Paid in $	Brokers	Brokers	Broker
Roszel Alliance Bernstein Large Cap Core Portfolio	24	1.54%	3.20%	Citation Financial Group
	251	16.14%	15.26%	MLPF&S

Roszel Fayez Sarofim Large Cap Core Portfolio	7	1.16%	0.91%	MLPF&S

Roszel/Allianz CCM Capital Appreciation Portfolio	2,028	0.53%	0.44%	Citation Financial Group
	14,554	3.84%	2.23%	MLPF&S

Roszel/Allianz NFJ Midcap Value Portfolio	36	1.61%	0.80%	MLPF&S

Roszel/Allianz NFJ Small Cap Value Portfolio	1,998	1.54%	1.63%	Citation Financial Group
	567	0.44%	0.56%	MLPF&S

Roszel/Cadence Mid Cap Growth Portfolio	128	2.93%	2.13%	MLPF&S

Roszel/Delaware Trend Portfolio	2,966	2.54%	3.12%	Citation Financial Group
	192	0.16%	0.13%	MLPF&S

Roszel/JPMorgan Small Cap Growth Portfolio	1,414	1.62%	2.04%	MLPF&S

Roszel/Loomis Sayles Large Cap Growth	31	2.05%	1.80%	Citation Financial Group
	66	4.43%	3.88%	MLPF&S

Roszel/Lord Abbett Affiliated Portfolio	4,270	6.10%	4.93%	MLPF&S

Roszel/Lord Abbett Large Cap Value Portfolio	19	0.58%	0.54%	MLPF&S

Roszel/Lord Abbett Mid Cap Value Portfolio	3,923	4.21%	7.28%	MLPF&S

Roszel/NWQ Small Cap Value Portfolio	28	0.44%	0.54%	MLPF&S

Roszel/Seligman Mid Cap Growth Portfolio	2,216	1.59%	0.90%	Citation Financial Group
	1,496	1.08%	0.82%	MLPF&S

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